EXHIBIT 10.1
August 10, 1999
Restated October 26, 2004

OPERATING AGREEMENT
for
HERITAGE-CRYSTAL CLEAN, LLC
Restated October 26, 2004

     THE UNITS GOVERNED BY THIS OPERATING AGREEMENT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS. ACCORDINGLY, UNITS CANNOT BE RESOLD OR TRANSFERRED BY ANY PURCHASER THEREOF WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS, OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS OR OTHERWISE IN COMPLIANCE WITH THOSE LAWS. IN ADDITION, THE SALE OR TRANSFER OF UNITS IS SUBJECT TO RESTRICTIONS SET FORTH IN THIS AGREEMENT AND, AS TO CERTAIN POTENTIAL SUBSCRIBERS, IN EMPLOYMENT AGREEMENTS.

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Restated October 26, 2004
TABLE OF CONTENTS
OPERATING AGREEMENT
OF
HERITAGE — CRYSTAL CLEAN, LLC

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- iv -

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Restated October 26, 2004
RESTATED OPERATING AGREEMENT
OF
Heritage-Crystal Clean, LLC
     This Restated Operating Agreement of Heritage-Crystal Clean, LLC, a limited liability company organized pursuant to the Indiana Business Flexibility Act, I.C. §23-18-1 et seq., is entered into as of the 26th day of October, 2004, by and among the Persons executing this Agreement.
SECTION 1: DEFINITIONS
     For purposes of this Agreement, unless the context clearly indicates otherwise, the following terms shall have the following meanings:
     “Act” means the Indiana Business Flexibility Act, I.C. 23-18-1 et seq., as amended from time to time.
     “Additional Member” means a Member other than an Initial Member (or a Substitute Member) who has acquired a Unit from the Company as provided in Section 9.11 hereof. Upon admission of an Additional Member, Schedule I hereto shall be amended to reflect the Additional Member and its effect on Sharing Ratios.
     “Adjusted Capital Account Deficit” of a Member means the deficit balance, if any, in a Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:
     (a) Increase the Capital Account by any amounts which such Person is obligated to restore to the Company pursuant to Section 1.704-1(b)(2)(ii)(c) of the Regulations or is deemed to be obligated to restore pursuant to the next to the last sentence of Section 1.704-2(g)(1) of the Regulations or the next to the last sentence of Section 1.704-2(i)(5) of the Regulations; and
     (b) Decrease such Capital Account by the amount of the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.
This definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.
     “Adjusted Capital Contribution” means, at any specific time, the aggregate Capital Contributions made by the Preferred Members to the Company, reduced by the total of any

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amounts distributed to the Preferred Members under the provisions of Section 7.08(a)(iii) and adjusted for any reallocation of any amounts among the Preferred Members.
     “Affiliate” means, with respect to any Person, (a) any other Person directly or indirectly controlling, controlled by, or under common control with such Person, (b) any Person owning or controlling ten percent (10%) or more of the outstanding voting securities of such other Person, (c) any officer, director, general partner, manager or member of such Person, or (d) any Person who is an officer, director, general partner, manager, member, trustee, or holder of ten percent (10%) or more of the voting securities or beneficial interests of any Person described in clauses (a) through (c) of this sentence. For purposes hereof, a Person shall be deemed to control another Person, if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.
     “Agreement” means this Operating Agreement, as amended from time to time.
     “Approved Sale” means the proposed sale of the Company or its assets, whether by merger, consolidation, sale of all or substantially all of the Company’s assets or outstanding Units, including, without limitation, the reorganization of the Company with or into another business entity that is not a limited liability company, to a person which is neither a Member nor an Affiliate of a Member which is prior to the date upon which (i) all accrued and unpaid portions of the Cumulative Preferred Return have been paid, and (ii) the Preferred Members have recovered in full their respective Capital Contributions, unanimously consented to by the Preferred Members.
     “Articles” means the Articles of Organization of the Company filed with the Secretary of State on July 9, 1999, as amended from time to time.
     “Assignee” means a transferee of an Interest who has not been admitted as a Substitute Member.
     “Bankrupt Member” means a Member who: (a) has become the subject of a decree or order for relief under any bankruptcy, insolvency or similar law affecting creditors’ rights now existing or hereinafter in effect; or (b) has initiated, either in an original proceeding or by way of answer in any state insolvency or receivership proceeding, an action for liquidation arrangement, composition, readjustment, dissolution, or similar relief.
     “Board” means the Board of Directors of the Company from time to time elected pursuant to Section 4.03.
     “BRS” means BRS-HCC Investment Co., Inc.

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     “BRS Deemed Preferred Units Capital Contribution” shall have the meaning ascribed thereto, and shall be determined as provided, in the BRS Purchase Agreement.
     “BRS Purchase Agreement” means the Purchase Agreement dated as of February 24, 2004 by and between (i) the Company and (ii) BRS and Bruckmann, Rosser, Sherrill & Co II, L.P.
     “BRS Subscription Agreement” means the Subscription Agreement and Investment Letter dated as of February 24, 2004 between the Company and BRS.
     “BRS Unit Purchase and Sale Agreement” means the Unit Purchase and Sale Agreement dated as of February 24, 2004 by and between the Company and BRS.
     “BRS Preferred Units” means the Preferred Units purchased by BRS pursuant to the BRS Purchase Agreement.
     “BRS Units” means the Units purchase by BRS pursuant to the BRS Purchase Agreement.
     “Business Day” means a day of the year, other than a Saturday or Sunday, on which commercial banks located in the city in which the principal office of the Company is located are not required or authorized to remain closed.
     “Capital Account” means the account maintained with respect to each Member or Assignee determined in accordance with Section 6.04.
     “Capital Contribution” means, with respect to any Member, the amount of money and the fair market value of Property or services contributed or to be contributed to the Company as an Initial Capital Contribution or an additional Capital Contribution as reflected on Schedule I.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Company” means Heritage-Crystal Clean, LLC, a limited liability company formed pursuant to the Act, and any successor limited liability company.
     “Common Members” means the Members holding the Common Units as set forth in Schedule I.
     “Common Unit(s)” mean(s) the Common Units of the Company reflecting Economic Rights and Governance Rights.

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     “Company Nonrecourse Liability” means a liability of the Company to the extent that no Member or Related Person bears the economic risk of loss with respect to the liability in accordance with Section 1.752-2 of the Regulations.
     “Cumulative Preferred Return” means, with respect to the Preferred Members, a twelve percent (12%) per annum cumulative, non-compounded annual return on a pre-tax basis, calculated on the basis of the Preferred Members’ Adjusted Capital Contribution, commencing on the Date of Admission and the date of any reallocation of any amounts among the Preferred Members and ending on the date upon which the distributions described in Section 7.08(a)(iii) below result in full recovery on the Preferred Members’ Capital Contributions. The Cumulative Preferred Return shall be paid on each Distribution Date; provided, that to the extent the Cumulative Preferred Return (plus any accrued and unpaid amounts from prior periods) shall not be paid on any Distribution Date, the accrued and unpaid amounts thereof shall be paid on the next succeeding Distribution Date on which the Company shall have Net Cash Flow available for such purpose. In the event of an Early Sale of the Company, the Cumulative Preferred Return in respect of the BRS Units which is accrued and remains unpaid as of immediately prior to the effectiveness of the Early Sale of the Company shall be eliminated and waived by BRS provided that the BRS Deemed Preferred Units Capital Contribution is increased as provided in Section 3(a) the BRS Purchase Agreement. In the event of an Early Redemption of any of BRS Preferred Units, the Cumulative Preferred Return in respect of the BRS Units redeemed which is accrued and remains unpaid as of immediately prior to the effectiveness of the Early Redemption of the BRS Preferred Units shall be eliminated and waived by BRS provided that the full amount of the BRS Deemed Preferred Units Capital Contribution, as increased pursuant to Section 3(a) the BRS Purchase Agreement, allocable to the BRS Units redeemed is irrevocably repaid in full to BRS upon the effectiveness of the Early Redemption of the BRS Preferred Units.
     “Date of Admission” means the date upon which (a) the Company shall have received fully executed Subscription Agreements evidencing subscriptions for the Units, and (b) all transfer instruments, assignments, checks, drafts or money orders received from Subscribers in payment of their Capital Contributions shall have been collected and deposited by the Company. Subsequent to that date, “Date of Admission” shall refer to the date upon which any prospective Member’s Subscription Agreement is accepted by the Company.
     “Director” means a member of the Board and “Directors” means all of them, collectively.
     “Disposition” or “Dispose” means any sale, gift, assignment, transfer, exchange, mortgage, pledge, grant, hypothecation, or other transfer, absolute or as a security or encumbrance (including dispositions by operation of law).
     “Dissociation” or “Dissociate” means any action which causes a Person to cease to be a Member as described in Section 10.01.

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     “Dissolution Event” means an event the occurrence of which will result in the dissolution of the Company under Section 10.03.
     “Distribution Date” means the forty-fifth (45th) day following the last day of any calendar quarter.
     “Drag Along” has the meaning referred to in Section 9.05.
     “Early Redemption of the BRS Preferred Units” means the redemption, on or before the third anniversary of the date of the BRS Purchase Agreement, of any portion of the BRS Preferred Units, unless the redemption price paid by the Company is determined and based upon a net valuation of the total Units of the Company of at least $42 million after provision for the payment of all liabilities (including without limitation reserves for contingent liabilities) of the Company.
     “Early Sale of the Company” means a Sale of the Company occurring on or before the third anniversary of the date of the BRS Purchase Agreement, unless such sale of the Company results in the unrestricted distribution to the Members in respect of their Units of cash proceeds in an aggregate amount of at least $42 million, or the consideration received by the Company in such Sale of the Company is determined and based upon a net valuation of the total Units of the Company of at lest $42 million, in either case after provision for the payment of all liabilities (including without limitation reserves for contingent liabilities) of the Company.
     “Economic Rights” means, as to an Interest Holder, such Interest Holder’s entire (a) Interest and (b) rights, if any, to dispose of such Interest.
     “Effective Date” means August 10, 1999.
     “Electing Member” shall have the meaning ascribed in Section 9.03(b).
     “Fiscal Year” means the taxable year of the Company.
     “Governance Rights” means, as to a Member, such Member’s entire rights as a Member of the Company under the Articles, this Agreement and the Act, other than Economic Rights, including, without limitation, (a) rights to vote for the election of Directors, (b) rights to inspect the Company’s books and records, (c) rights to vote on, consent to, or otherwise participate in any decision, vote or action of or by the Members, and (d) rights (if any) to act as an agent for the Company.
     “Initial Capital Contribution” means the Capital Contribution agreed to be made by the Initial Members and Additional Members as described in Section 6.03.

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     “Initial Members” means those Members who have subscribed to and acquired Units from the Company and who have executed this Agreement as Initial Members of the Company.
     “Interest” means the rights of an Interest Holder to share in the profits and losses of the Company and to receive distributions from the Company, as set forth in the Act or this Agreement.
     “Interest Holder” means, with respect to an Interest, a Member or Assignee, and “Interest Holders” means all of the foregoing, collectively.
     “Majority of Members” means Members whose Sharing Ratios aggregate to more than fifty percent (50%) of the Units entitled to vote on a particular issue.
     “Management Member” shall mean any Manager or other employee of the Company who is also a Member.
     “Manager” means a natural Person who is appointed to manage the business and affairs of the Company pursuant to Section 5.01.
     “Member” means an Initial Member, a Substitute Member or an Additional Member, and “Members” means all of the foregoing, collectively, as of a certain date.
     “Member Nonrecourse Deductions” means, for any Fiscal Year, an amount of deductions attributable to a Member Nonrecourse Liability that is characterized as “partner nonrecourse deductions” under Section 1.704-2(i)(2) of the Regulations.
     “Member Nonrecourse Liability” means any liability of the Company to the extent the liability is nonrecourse under state law and on which a Member or Related Person bears the economic risk of loss pursuant to Section 1.752-2 of the Regulations.
     “Membership List” means an alphabetical list of the names, addresses and telephone numbers of the Members (by Preferred or Common Class) and Assignees of the Company along with the Membership Interests held by each of them.
     “Net Cash Flow” means, for any period, the gross cash receipts of the Company from all sources for such period, but excluding any amounts, such as gross receipts taxes, that are held by the Company as a collection agent or in trust for others or that are otherwise not unconditionally available to the Company, less all amounts paid by or for the account of the Company during such period (including, without limitation, payments of principal and interest on any Company indebtedness), less any amounts determined by the Board to be necessary to provide a reasonable reserve for capital projects or equipment needs, working capital needs or

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any other contingencies of the Company. Net Cash Flow shall be determined in accordance with the cash receipts and disbursements method of accounting and otherwise in accordance with generally accepted accounting principles, consistently applied (“GAAP”). Net Cash Flow shall not be reduced by depreciation, amortization, cost recovery deductions, depletion, similar allowances or other non-cash items and shall be increased by any reduction or reserves previously established.
     “Nonrecourse Deductions” means, for any Fiscal Year, an amount of deductions attributable to a Company Nonrecourse Liability that is characterized as “nonrecourse deductions” under Section 1.704-2(b)(1) of the Regulations.
     “Notice” means a writing containing the information required to be communicated to a Person and remitted by personal courier, or overnight or express mail courier service, charges prepaid, to such Person to the last known address of such Person; the date of such Notice being the date of delivery, or the date of the acknowledgment or receipt, respectively for the above listed methods of delivery. Notwithstanding the foregoing, any written communication containing such information sent to such Person actually received by such Person shall constitute Notice for all purposes of this Agreement.
     “Person” means any natural person, partnership, joint venture, corporation, association, estate, trust or other entity.
     “Preferred Members” means the Members holding the Preferred Units as set forth in Schedule I attached hereto.
     “Preferred Unit(s)” mean(s) the Preferred Units of the Company reflecting Economic Rights and Governance Rights.
     “Profits” and “Losses” means, for any Fiscal Year or fraction thereof, the net income or net loss of the Company, as determined for federal income tax purposes in accordance with the accounting method used by the Company for federal income tax purposes, adjusted as follows:
     (a) Tax-exempt income described in Section 705(a)(1)(B) of the Code realized by the Company shall be taken into account as if it were taxable income;
     (b) Expenditures of the Company described in Section 705(a)(2)(B) of the Code, including items treated under Section 1.704-1(b)(2)(iv)(i) of the Regulations as items described in Section 705(a)(2)(B) of the Code, shall be taken into account as if they were deductible items;

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     (c) With respect to any Property of the Company which has been revalued as required or permitted by the Regulations under Section 704(b) of the Code, Profit or Loss shall be determined based upon the fair market value of such Property as determined in such revaluation; and
     (d) The difference between the adjusted basis for federal income tax purposes and the fair market value of any asset of the Company shall be treated as gain or loss from the disposition of such asset in the event (i) any new or existing Member acquires an additional interest in the Company in exchange for a contribution to capital of the Company; or (ii) such asset of the Company is distributed to a Member pursuant to the provisions of this Agreement or as consideration for a reduction of such Member’s interest in the Company or in liquidation of such interest as defined in Section 1.704-1(b)(2)(ii)(g) of the Regulations.
     “Property” means any property or any legal or equitable interest in property whether real, personal, or mixed and whether tangible or intangible, including, without limitation, money, but expressly excluding services or the promise to perform services.
     “Regulations,” except where the context indicates otherwise, means the final or temporary regulations of the Department of the United States Treasury promulgated under the Code, as amended from time to time.
     “Related Person” means a Person having a relationship to a Member described in Section 1.752-4(b) of the Regulations.
     “Relatives” means brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants, and trusts established for the benefit of any of the foregoing.
     “Restricted Instruments” means any instrument transferring, encumbering or acquiring any interest in real property, any lease for real or personal property obligating the Company for more than ten (10) years or $15,000 per month, any employment agreement or employee benefit or compensation plan providing any employee with ownership in the Company or with rights based upon appreciation in the value of the Company; any debt instrument; or any release of any claim in excess of $250,000.
     “Sale of the Company” means a sale of the Company whether by merger, consolidation, reorganization, recapitalization (involving the admission of Persons in such recapitalization as Members who are not Members as of the date of the BRS Purchase Agreement) or sale of substantially all of the assets of the Company, or sale or issuance of Units (or the right to vote such Units, any interest in such Units, or the “beneficial ownership” (as such term is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of such

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Units which represent more than 50% of the Units or the Sharing Ratios in one or more transactions to Persons who are not Members as of the date of the BRS Purchase Agreement.
     “Schedule I” means the Schedule attached hereto containing the names, addresses, Taxpayer Identification numbers, description and value of Capital Contributions, Units, and Sharing Ratios of the Members, as amended from time to time.
     “Secretary of State” means the Secretary of State for the State.
     “Selling Member” shall have the meaning ascribed in Section 9.03(a) of this Agreement.
     “Sharing Ratio” means, with respect to any Member, a fraction (expressed as a percentage) as shown on Schedule I attached hereto. The Sharing Ratio of an Assignee shall equal the Sharing Ratio of the Member whose Interest has been acquired by such Assignee, to the extent such Assignee has succeeded to such Member’s Interest. Schedule I may be amended from time to time to reflect changes in the Sharing Ratios of the Members.
     “State” means the State of Indiana.
     “Subscriber” means any Person who shall execute and deliver a Subscription Agreement, together with its Capital Contribution, to the Company prior to the Date of Admission.
     “Subscription Agreement” means the form for subscription of Units in the Company to be executed by a Subscriber as a condition to its admission to the Company as a Member.
     “Substitute Member” means an Assignee who has been admitted as a Member with all rights of membership pursuant to Section 9.10. Upon admission of a Substitute Member, Schedule I hereto shall be amended to reflect such Substitute Member.
     “Termination of Employment” means the date of complete termination of employment of a Management Member in any and all capacities as an officer, director, employee, consultant or agent of the Company by reason of death, permanent disability, insanity, voluntary termination, retirement or dismissal as determined by the Board.
     “Unit” means an equity interest (Common or Preferred) in the Company comprised of (a) Economic Rights and (b) Governance Rights.

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SECTION 2: FORMATION AND PURPOSE
     2.01. Organization. On July 9, 1999, the Company was formed as an Indiana limited liability company pursuant to the Act by the filing of the Articles. The Members agree to the provisions of the Articles, and further agree that the rights and obligations of the Members shall be as provided in the Act, the Articles and this Agreement, as amended from time to time.
     2.02. Name. The name of the Company is Heritage-Crystal Clean, LLC, and all business of the Company shall be conducted under that name or under any other name approved by the Board, but in any case, only to the extent permitted by applicable law.
     2.03. Purpose. The Company is organized to provide environmental and fluid management services to small and medium sized customers and provide parts washing and drum disposal services, in part through the use of certain assets previously owned by “Crystal Clean,” an operating division of Heritage Transport, LLC, and for any other lawful purpose. The Company shall have the power and authority to do all things necessary, customary, incidental or convenient to carry out its lawful business. The authority granted to the Board and the Managers to bind the Company includes all actions necessary or convenient to the Company’s lawful business.
     2.04. Registered Agent and Registered Office. The registered agent for the service of process and the registered office shall be that Person and location reflected in the Articles as filed with the Secretary of State. The Board may, from time to time, change the registered agent or office through appropriate filings with the Secretary of State. In the event the registered agent ceases to act as such for any reason or the registered office shall change, the Board shall promptly designate a replacement registered agent or address, as the case may be, and file a statement of change with the Secretary of State. If the Board shall fail to designate a replacement registered agent or change of address of the registered office, any Member may designate a replacement registered agent or address and file a statement of change with the Secretary of State.
     2.05. Principal Office. The principal office of the Company shall be located at 2250 Point Boulevard, Suite 250, Elgin, Illinois 60123 .
     2.06. Term. The term of the Company commenced on the date of the filing of the Articles with the Secretary of State and shall be perpetual unless dissolved in accordance with the Act or pursuant to this Agreement.
     2.07. Adoption. Except for other agreements or instruments independently executed by one or more Members with respect to or as a part of a Subscription Agreement or of the Preorganization Agreement, all of the Members stipulate that this Agreement is the sole

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source of agreement among the Members and, except to the extent a provision of this Agreement expressly incorporates federal income tax rules by reference to sections of the Code or Regulations or is expressly prohibited or ineffective under the Act, this Agreement shall govern, even when inconsistent with, or different than, the provisions of the Act or any other law or rule. To the extent any provision of this Agreement is prohibited or ineffective under the Act, this Agreement shall be considered amended to the smallest degree possible in order to make this Agreement effective under the Act. In the event the Act is subsequently amended or interpreted in such a way to render valid any provision of this Agreement that was formerly invalid, such provision shall be considered to be valid from the effective date of such interpretation or amendment.
SECTION 3: MEMBERS
     3.01. Initial Members. The Initial Members are the Persons named on Schedule I.
     3.02. Membership List. A Membership List shall be maintained as a part of the books and records of the Company and shall be available for inspection by any Member (or designated agent of a Member) at the principal office of the Company upon the request of the Member. The Membership List shall be updated to reflect changes in the information contained therein. A copy of the Membership List shall be mailed to any Member requesting the Membership List within ten (10) days of the request. A reasonable charge for copying the Membership List may be assessed by the Company.
     3.03. Representations and Warranties of Members. As of the Effective Date, each Initial Member hereby represents and warrants to the Company and each other Member, and, on the Date of Admission as a Member, each Additional Member will represent and warrant to the Company and each other Member then-extant that:
     (a) Organization. If the Member is an organization, that it is duly organized, validly existing, and in good standing under the law of its state of organization, that it has full organizational power to execute and deliver this Agreement and to perform its obligations hereunder, that the execution, delivery and performance of this Agreement has been duly authorized by all necessary action, and that this Agreement constitutes the legal, valid and binding obligation of the Member;
     (b) No Conflicts. Neither the execution, delivery nor performance of this Agreement nor the consummation of the transactions contemplated hereby will (i) conflict with, violate, or result in a breach of (A) any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, permit, determination, or award of any court, governmental department, board, agency or

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instrumentality, domestic or foreign, or any arbitrator, (B) any terms or conditions of any of the organic documents of the Member or any of its Affiliates (if the Member is an organization), or any material agreement or instrument to which Member or any Affiliate is a party or by which the Member or any Affiliate is or may be bound or to which any material properties is subject; (ii) whether with or without Notice, the passage of time or both, cause the maturity of any liability or obligation of the Member or Affiliate to be accelerated or increased; (iii) require any consent, authorization or approval under any indenture, mortgage, lease or other instrument or agreement to which the Member or any Affiliate is a party or by which Member or any Affiliate is or may be bound; or (iv) result in the creation or imposition of any lien upon any of the material properties or assets of such Member or any Affiliate;
     (c) Approval. No registration, declaration, filing, consent, approval, license, permit or other authorization or order not obtained by the Member from any governmental or regulatory authority, domestic or foreign, is required for the execution, delivery, and performance by the Member under this Agreement;
     (d) Litigation. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Member or any Affiliate, threatened, against or affecting such Member or any Affiliate or any of their properties, assets or businesses in any court, any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitration which, if adversely determined (or, in the case of an investigation, could lead to any action, suit or proceeding, which if adversely determined), could reasonably be expected to materially impair Member’s ability to perform its obligations under this Agreement or to have a material adverse effect on the financial condition of Member; and neither Member, nor any Affiliate, has received any Notice of any default, nor does any default exist, under any applicable order, writ, injunction, decree, permit, determination, or award of any court, any governmental department, board, agency, or instrumentality, domestic or foreign, or any arbitrator which could reasonably be expected to materially impair Member’s ability to perform obligations under this Agreement or to have a material adverse effect on the Member’s financial condition;
     (e) Investment Representation. The Member is acquiring its Units for the Member’s own account as an investment and not with a view to the resale or distribution thereof, the Member has made an investigation of the Company and its business and all information needed to make an informed decision to acquire its Units has been made available to such Member by the Company, the Member is either an “accredited investor” (within the meaning ascribed to the term under the Securities Act of 1933) or considers itself to be a Person possessing experience and sophistication as an investor which are adequate for the evaluation of the merits and risks of the Member’s investment in the Units, and the Member is aware that an

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investment in the Units is speculative and, therefore, the Member has determined that it is able to bear the risk of an entire loss of its investment in its Units; and
     (f) Not Registered. The Member acknowledges that the Units have not been registered under the Securities Act of 1933 or any state or provincial securities laws, that the Company is issuing the Units in reliance upon exemptions from such registration requirements, that the Company has relied upon the fact that the Units are to be held by each Member for investment and not with a view toward distribution, that the Units and Interests may not be resold or transferred by the Member without appropriate registration or the availability of an exemption from the registration requirements, and that the Company is under no obligation to register the Member’s Units or to assist the Member in complying with any exemption from such registration requirements, if the Member should, at a later date, wish to dispose of any Units.
As to any particular Member, these representations and warranties shall survive the execution of this Agreement through the third (3rd) anniversary of the date of execution of this Agreement by the Member.
     3.04. Members Not Agents of the Company. No Member, solely by virtue of ownership of Units, is an agent of the Company, and no Member shall have authority to bind the Company by the Member’s acts unless the Board has granted such Member specific, written authority to act for the Company in a particular matter.
     3.05. Members Have No Exclusive Duty to Company. Each Member may have other business interests and may engage in other activities in addition to those relating to the Company. Neither the Company nor any Member shall have any right, by virtue of this Agreement, to share or participate in such other investments or activities of any other Member or to the income or proceeds derived therefrom. No Member shall incur any liability to the Company or to any of the other Members as a result of engaging in any other business or venture. This Section 3.05 shall not be deemed to limit, supersede or negate (i) any provision of Section 12.08; (ii) any employment or consulting services agreement; (iii) any covenant not to compete; or (iv) any nonsolicitation or similar provision contained in any separate agreement between any Member and the Company.
     3.06. Liability of Members to Third Parties. Unless otherwise provided by the Act, no Member shall be liable under any judgment, decree, or order of a court, or in any other manner, for any debt, obligation or liability of the Company, whether arising in contract, tort or otherwise, or for the acts or omissions of any Member, Director, Manager, agent or employee of the Company.

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     3.07. Liability of Members to the Company. Unless otherwise provided by the Act or this Agreement, the Members shall be liable only to make their respective Initial Capital Contributions set forth in Schedule I hereto, and no Member shall be required to lend any funds to the Company, or, after a Member’s Initial Capital Contribution has been fully paid, to make any further Capital Contributions to the Company. No Member shall have any personal liability for the repayment of any Capital Contribution made by any other Member. It is intended that the Company seek any additional capital needed by it through third party financing. Any debt or equity capital sought from the Members will be solicited on a pre-emptive basis from the Members pro rata in accordance with their Common Unit holdings.
     3.08. No Right to Withdraw. Unless otherwise agreed pursuant to Section 9.12, no Member shall have any right to withdraw from the Company.
     3.09. Annual Meetings. The annual meeting of Members shall be held each year within ninety (90) days after the end of the Company’s Fiscal Year on a date and at a time determined by the Board. At each annual meeting, the Members entitled to vote shall elect Directors, consider reports of the affairs of the Company, and transact such other business as properly may be brought before the meeting.
     3.10. Special Meetings.
     (a) Authorization to Call Special Meetings. The Chairman, the President, any member of the Board, or one or more Members holding at least twenty-five percent (25%) of the Units entitled to vote at a particular time may call special meetings of the Members at any time for the purpose of taking any action described in the meeting Notice and permitted to be taken by the Members.
     (b) Procedure for Calling Special Meetings. If a special meeting is called by any Person other than the Board, the requesting Person shall give Notice specifying the general nature of the business proposed to be transacted to the Secretary. The Secretary shall cause Notice of the meeting to be given promptly. Any special meeting called pursuant to this Section 3.10 shall be held not more than thirty (30) days following receipt by the Secretary of the request of the special meeting.
     3.11 Place of Meetings. All meetings of Members shall be held at the principal office of the Company set forth in Section 2.05 above or at any location, either within or without the state of Indiana, as the Board may designate. A waiver of notice signed by all Members entitled to vote at a meeting may designate any place, either within or without the state of Indiana, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Company.

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     3.12 Notice of Meetings.
     (a) Time of Notice. Notice of meetings, annual or special, shall be given in writing to each Member entitled to vote at the meeting by the Secretary or delegate, or in the case of neglect or refusal on the part of the Managers, by any Person entitled to call a meeting, not fewer than ten (10) days nor more than sixty (60) days before the date of the meeting.
     (b) Contents of Notice. Notice of a meeting of Members shall specify the place, the date and the hour of the meeting and a description of the purpose or purposes for which the meeting is called and the general nature of the business to be transacted
     (c) Waiver of Notice. A Member may waive any Notice required by the Act, the Articles or this Agreement by a writing signed by the Member entitled to the Notice which is delivered to the Company either before or after the date and time stated in the Notice. All such waivers shall be filed with the Company records and made a part of the minutes of the meeting. A Member’s attendance at a meeting waives objection to lack of Notice or defect of Notice of the meeting, unless the Member at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting Notice, unless the Member objects to considering the matter when it is presented.
     (d) Adjourned Meetings. If any Member meeting is adjourned to a different date, time or place, Notice need not be given of the new date, time and place, if the new date, time and place is announced at the meeting before adjournment.
     3.13 Voting at Meetings.
     (a) Voting Rights.
     (i) The Preferred Units shall each have one (1) vote per Unit on the election of Directors and all other matters submitted to the Members for vote for so long as and until the Preferred Units have received cash distributions from the Company in amounts equal to the Cumulative Preferred Return and to the Capital Contribution for the Preferred Units as reflected on Schedule I at which time the Preferred Units shall be deemed fully retired.

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     (ii) After Preferred Units receive distributions of the Cumulative Preferred Return and recover their Capital Contributions, the Preferred Units shall have no further voting rights, and each Common Unit standing in the Member’s name on the books of the Company shall be entitled to one (1) vote on each matter submitted to a vote at such meeting.
Except where the Act, the Articles or this Agreement requires a greater aggregate percentage, the affirmative vote of a majority of the Units entitled to vote on any matter shall be the act of the Members. Unless otherwise provided in the Articles, Directors shall be elected by a plurality of the votes cast by the Units entitled to vote in the election.
     (b) Voting By Proxy. A Member is entitled to vote either in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact and delivered to the Secretary or other Person authorized to tabulate votes at or before the meeting. Attendance or the vote at any meeting of a proxy of any Member so appointed shall for all purposes be considered as the attendance or vote in person of the Member. No proxy shall be valid after its stated expiration date, or in the absence of such stated expiration date, after eleven (11) months from the date of execution unless a longer period is expressly provided in the proxy. Each proxy shall be revocable unless expressly provided to be irrevocable and the appointment is coupled with an interest.
     (c) Voice Voting; Written Ballot. Voting at the meetings of Members may be by voice vote or by ballot, except that in any election of Directors, voting must be by written ballot if voting by ballot is requested by any Member entitled to vote.
     (d) Quorum. At all meetings of Members, a majority of the Units entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum. Once a Unit is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting. Units entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those Units exists with respect to that matter. A majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.
     3.14 Adjourned Meetings.
     (a) Lack of Quorum. If a quorum is not present or represented at any meeting of the Members, the meeting may be adjourned by majority vote of the Units entitled to be voted which are present, either in person or by proxy, until such time as the requisite number of Units constituting a quorum is present.

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     (b) Notice of Adjourned Meeting. It shall not be necessary to give any Notice of any adjourned meeting, other than by announcement of the new date, time or place thereof at the meeting at which the adjournment is taken, and the Company may transact at the adjourned meeting any business which might have been transacted at the original meeting.
     3.15 Action by Written Consent. Any action required or permitted to be taken at any meeting of the Members may be taken without a meeting, if prior to such action, a written consent thereto, setting forth the action so taken, is signed by all the Members entitled to vote with respect to the subject matter thereof, and such written consent is filed with the minutes or records of the Company. Such consent shall have the same effect as a unanimous vote of the Members effective on the date the last Member signs the consent, unless the consent specifies a prior or subsequent date.
     3.16 Meeting by Telephone or Similar Communications Equipment. Any or all Members may participate in and hold a meeting by means of conference telephone or other similar communications equipment by means of which all Persons participating in the meeting can simultaneously hear each other. Participation in a meeting pursuant to this Section 3.16 shall constitute presence in person at such meeting.
     3.17 Acceptance of Votes.
     (a) Proxy. If any name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a Member, the Company, if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the Member.
     (b) Rejection. The Company is entitled to reject a vote, consent, waiver, or proxy appointment if the Secretary or other Manager or agent authorized to tabulate votes, acting in good faith, has reasonable basis to doubt the validity of the signature on it or the signatory’s authority to sign for the Member.
     (c) Non-liability. Neither the Company nor its Secretary, Assistant Secretary or other Manager or agent who accepts or rejects the vote, consent, waiver, or proxy appointment in accordance with the standards of this Section 3.17 is liable in damages to the Member for the consequences of the acceptance or rejection.
     (d) Validity Presumed. Action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this Section 3.17 is valid unless a court of competent jurisdiction determines otherwise.

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     3.18. Special Covenants of Members. Each Member covenants and agrees with the Company and the other Members that:
     (a) Transfer Restricted. The Member will not transfer, sell, or offer for sale any Unit or Interest unless there is an effective registration or other qualification relating thereto under the Securities Act of 1933 and any applicable state or provincial securities laws or unless the Member or Assignee delivers to the Company an opinion of counsel satisfactory to the Company that registration or other qualification is not required in connection with such transfer, offer or sale;
     (b) Competition. Notwithstanding any contrary provision hereof, a Member shall not transfer any Unit or Interest to any Person which the Company reasonably determines to be, directly or indirectly, in competition or potential competition with the Company;
     (c) Confidential Information. Any financial or proprietary information which a Member obtains about the Company is strictly confidential and shall not be disclosed to any third party without the prior written consent of the Company or otherwise used to the detriment of the Company; and
     (d) Other Documents. The Member shall execute other documents or instruments the Company may reasonably deem necessary, desirable, appropriate or expedient to accomplish the intents and purposes of this Agreement or to obtain any desired consents from any governmental agency having jurisdiction over the Company.
SECTION 4. BOARD OF DIRECTORS
     4.01. Powers and Duties. Subject to restrictions imposed by the Act, the Articles or this Agreement, all powers of the Members shall be exercised by, or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board.
     4.02. Number of Directors; Qualifications.
     (a) Number of Directors. The Board shall consist of seven (7) members or such other number as the Board may from time to time determine by resolution. Members of the Board of Directors, and all committees of the Board of Directors, shall be designated and elected in accordance with the provisions of Section 4 of the BRS Purchase Agreement and the Members Agreement dated as of February 24, 2004.

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     (b) Qualifications. Directors need not be residents of the State or Members, Managers or employees of the Company. Each Director shall qualify by accepting election to office either expressly or by acting as a Director.
     4.03. Election of Directors; Term; Nomination Rights.
     (a) Election of Directors. Except as otherwise provided in Sections 4.04 and 4.05, the Directors shall be elected each year at the annual meeting of the Members to hold office until the next annual meeting. Until the Preferred Members recover in full their Capital Contributions and receive payment of their Cumulative Preferred Return in full, the Preferred Members shall elect the Board by a Majority of Members. In the event any Director dies, resigns, is removed or otherwise ceases to serve as a Director, the remaining Directors shall call a Special Meeting of Members to elect a replacement Director.
     (b) Term. Each Director, including a Director elected to fill a vacancy, shall hold office for the term for which elected and until a successor shall have been elected and qualified.
     4.04. Resignation and Removal of Directors.
     (a) Resignation. Any Director may resign by giving written Notice of resignation to the Board or to the President or the Secretary of the Company. A resignation is effective when the Notice is delivered, unless the Notice specifies a later effective date.
     (b) Removal. The Members may remove one (1) or more Directors at a meeting called for that purpose, if Notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause.
     4.05. Vacancies on the Board. Unless the Articles provide otherwise, if a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Members then entitled to vote shall fill the vacancy.
     4.06. Meetings of the Board.
     (a) Annual Meetings. The regular annual meeting of the Board shall be held, without Notice, immediately following, and at the same place as, the annual meeting of the Members for the purpose of organizing the Board, appointing officers and transacting such other business as may properly come before the meeting.

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     (b) Other Regular Meetings. Other regular meetings shall be held at such times and at such places, either within or without the state of Indiana, as may be designated from time to time by resolution of the Board. A waiver of notice signed by all Directors may designate any place, either within or without the state of Indiana, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the principal office of the Company.
     (c) Special Meetings. Special meetings of the Board may be called by the President or any member of the Board. The Person authorized to call special meetings of the Board may fix any place, either within or without the state of Indiana, as the place for holding such special meetings, unless the Directors have otherwise unanimously agreed. A waiver of notice signed by all Directors may designate any place, either within or without the state of Indiana, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the principal office of the Company.
     (d) Notice of Special Meetings. Notice of any special meeting of the Board shall be given at least five (5) days prior thereto in writing, by any means of communication. Any Director may waive Notice of any meeting in writing. Any such written waiver must be signed by the Director entitled to the Notice and filed with the minutes or records of the Company. The attendance of a Director at any meeting shall constitute a waiver of Notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened, and at the beginning of the meeting (or immediately upon arrival), such Director objects to holding the meeting and does not thereafter vote for or assent to action taken at the meeting.
     (e) Business to be Transacted. Neither the business to be transacted during, nor the purpose of, any regular or special meeting of the Board need be specified in the Notice or any waiver of Notice of such meeting. Any and all business of any nature or character whatsoever may be transacted and action may be taken thereon at any meeting, regular or special, of the Board.
     (f) Quorum — Adjournment if Quorum is Not Present. A majority of the number of Directors fixed pursuant to Section 4.02 shall constitute a quorum for the transaction of any and all business (other than to adjourn). A majority of the Directors present, whether or not a quorum, may adjourn from time to time by fixing a new time and place prior to taking adjournment, but if any meeting is adjourned for more than twenty-four (24) hours, Notice of any adjournment to another time or place shall be given, prior to the reconvening of the adjourned meeting, to any Directors not present at the time the adjournment was taken. The act of the majority of the Directors present at any meeting of the Board at which a quorum is present shall constitute the

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act of the Board. A meeting at which a quorum initially is present may continue to transact business, notwithstanding the withdrawal of one or more Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.
     (g) Expenses. The Directors shall be entitled to reimbursement of their reasonable out-of-pocket expenses (including without limitation travel and lodging expenses) in connection with their attendance and participation in meetings of the Board of Directors and committees thereof.
     4.07. Action by Written Consent. Any action required or permitted to be taken at a meeting of the Board may be taken without a meeting, if prior to such action, a consent in writing, setting forth the action so taken, is signed by all Directors, and such written consent is included in the minutes or filed with the corporate records. Such consent shall have the same force and effect as a unanimous vote at a meeting effective on the date the last Director signs the consent unless the consent specifies a prior or subsequent date.
     4.08. Meeting by Telephone or Similar Communications Equipment. All or any Directors may participate in and hold a meeting of the Board by means of conference telephone or other similar communications equipment by means of which all Persons participating in the meeting can simultaneously hear one another. Participation in a meeting pursuant to this Section 4.08 constitutes presence in person.
     4.09. Presumption of Assent. A Director who is present at a meeting of the Board at which action on any matter is taken shall be presumed to have assented to the action taken unless: (a) the Director objects at the beginning of the meeting (or properly upon the Director’s arrival) to holding the meeting or transacting business at the meeting; (b) the Director’s dissent or abstention from the action taken is entered in the minutes of the meeting; or (c) the Director delivers written Notice of the Director’s dissent or abstention to the presiding officer of the meeting before its adjournment or to the Secretary of the Company immediately after adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of such action.
SECTION 5: MANAGERS
     5.01. Number; Appointment. The Managers of the Company shall be a Chairman of the Board, a President and a Secretary, each of whom shall be appointed by the Board. The Board may appoint other Managers. Any two (2) or more offices may be held by the same natural Person. The Managers need not be Members or residents of the State.
     5.02. Term of Office. Each Manager shall hold office until a successor is duly elected and qualified or until death or until resignation or removal in the manner provided below.

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     5.03. Removal and Resignation. A Manager serves at the pleasure of the Board, and the Board may remove a Manager at any time with or without cause. The Board may also eliminate any Manager position other than Chairman of the Board, President or Secretary. The removal of a Manager is without prejudice to the Interests or other contractual rights of the Manager, if any. A Manager may resign at any time for any reason. In the event of a vacancy in any office because of death, resignation or removal, the Board shall appoint a successor.
     5.04. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board and the Members, and shall exercise and perform such other powers and duties as may be assigned by the Board from time to time.
     5.05. President and Chief Executive Officer. The President shall serve as the Chief Executive Officer of the Company and shall supervise and control all of the business and affairs of the Company. The President shall see that all orders and resolutions of the Board are carried into effect. The President shall sign and deliver in the name of the Company any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Company, except in cases in which the authority to sign and deliver is required by law to be exercised by another Person or is expressly delegated by the Articles or this Agreement or the Board. The President shall perform any other duties prescribed by the Board. In the event of a vacancy in the office of Secretary, any Notices, documents or other matters that otherwise are required to go to the Secretary may be delivered to the President.
     5.06. Secretary. The Secretary shall keep accurate membership records for the Company and maintain records of and, whenever necessary, certify all proceedings of the Board or the Members. The Secretary shall also receive Notices required to be sent to the Secretary and maintain a record of Notices and shall perform such other duties as are prescribed by the Board or by the President.
     5.07. Delegation. A Manager may delegate some or all of the duties and powers of the Manager’s office to other Persons. A Manager who delegates the duties or powers of an office remains subject to the standard of conduct for a Manager with respect to the discharge of all duties and powers so delegated.
     5.08. Compensation. The Managers shall be paid their actual and reasonable expenses for serving as a Manager. The Managers shall receive such salary or other compensation for serving as a Manager as the Board from time to time shall determine and in accordance with any applicable employment or service agreement with the Company approved by the Board.
     5.09. Standard of Conduct. Except as may otherwise be expressly provided in an employment or service agreement with the Company, this Section 5.09 establishes the

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standard of conduct for Managers of the Company. A Manager shall discharge the duties of an office in good faith, in a manner the Manager reasonably believes to be in the best interests of the Company and with the care an ordinarily prudent Person in a like position would exercise under similar circumstances. In discharging duties, a Manager is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by one or more Managers or employees of the Company whom the Manager reasonably believes to be reliable and competent in the matters presented or legal counsel, public accountants or other Persons as to matters the Manager reasonably believes are within such Person’s professional or expert competence. A Manager is not acting in good faith if the Manager has knowledge concerning the matter in question that makes reliance otherwise permitted unwarranted. A Manager is not liable for action taken as a Manager, or any failure to take any action if the Manager performed the duties of office in compliance with this Section. A Person exercising the principal functions of an office or to whom some or all of the duties and powers of an office are delegated is considered a Manager for purposes of this Section.
     5.10. Restriction of Managers. Unless specifically authorized or delegated by resolution of the Board, no Manager shall execute, approve or assent to any Restricted Instrument or take any action having the effect of binding or obligating the Company to an agreement classifiable as a Restricted Instrument.
SECTION 6: CAPITAL
     6.01. The Units. The Company has authorized capital of Twelve Thousand One Hundred Seventy-Three (12,173) Preferred Units and Twelve Thousand Ninety-Three and Eight-Tenths (12,093.8) Common Units, which amounts are subject to increase as provided for in Section 6.06 below. The Company will maintain a record of ownership of each Unit, including record of each Assignee of which it has Notice, in its books and records and will permit any Member to inspect such record during ordinary business hours upon reasonable prior written Notice to the President. All Units shall be uncertificated.
     6.02. Terms of Units. The Units will have the powers, privileges and rights, and be subject to the qualifications, limitations and restrictions set forth in this Section 6.02. The terms and provisions of this Section 6.02 may not be amended without the written consent or affirmative vote of a Majority of Members.
     (a) Distributions. The Company shall make distributions in respect of the Units to each of the Interest Holders in accordance with Section 7.
     (b) Liquidation Preference. Preferred Units have an absolute preference upon liquidation over Common Units equal to the Cumulative Preferred Return and Capital Contribution to the extent then unrecovered by the Unit Holder.

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     (c) Voting Rights. Common Units have no voting rights of any nature before the Preferred Units receive cash contributions from the Company equal to the Cumulative Preferred Return and have fully recovered their Capital Contributions.
     (d) Redemption. Except as may be provided by separate agreement, Members shall have no right of redemption in respect of their Units.
     6.03. Initial Capital Contributions. Each Initial Member shall make the Initial Capital Contribution described for that Member on Schedule I in cash, in immediately available funds, or other property at the time and on the terms specified on Schedule I. Contributions of Property or prior or future services shall be accepted only to the extent approved by the Board. No interest shall accrue on any Capital Contribution, and no Member shall have the right to withdraw or be repaid any Capital Contribution except as provided in Section 9.12 hereof. Additional Members may be admitted only upon such terms and conditions as shall be approved by the Board, as provided in Section 9.11.
     6.04. Maintenance of Capital Accounts. The Company shall establish and maintain Capital Accounts for each Interest Holder. Each Interest Holder’s Capital Account shall be equal to the amount of cash and fair market value of Property (net of any liabilities secured by such contributed Property that the Company is considered to assume or take subject to Section 752 of the Code) that such Member or Assignee has contributed to the Company as Capital Contributions, adjusted as follows:
     (a) Profits. The Capital Account shall be increased by all Profits allocated to such Person pursuant to Section 7 hereof.
     (b) Distributed Losses. The Capital Account shall be decreased by (i) the amount of cash and the fair market value of all Property distributed to such Interest Holder by the Company (net of liabilities securing such distributed Property that such Interest Holder is considered to assume or take subject to Section 752 of the Code) and (ii) all Losses allocated to such Interest Holder pursuant to Section 7 hereof.
     (c) Basis Adjustments. The Capital Account shall be credited in the case of an increase or debited in the case of a decrease to reflect such Interest Holder’s allocable share of any adjustment to the adjusted basis of Company assets pursuant to Section 734(b) of the Code to the extent provided by Section 1.704-1(b)(2)(iv)(m) of the Regulations.
     (d) Regulations. The Capital Account shall be adjusted in any other manner required by Section 1.704-1(b)(2)(iv) of the Regulations or otherwise in order to be deemed properly maintained for federal income tax purposes.

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     (e) No Interest. The Capital Account shall not bear interest.
The transferee of an Interest shall succeed to the Capital Account attributable to the Interest transferred.
     6.05. Loans from Members. Any Member, with the approval of the Board, may make a loan to the Company in accordance with the terms of this Section 6.05, and any loan approved by the Board shall not be deemed to be a Capital Contribution by the lending Member or entitle the lending Member to an increase in such Member’s Sharing Ratio. No Member is obligated to loan funds or extend collateral to the Company. In the event that the Company seeks debt financing from Members, Members will have pre-emptive rights to participate in any debt offering pro rata in accordance with their Common Unit holding percentage interest.
     6.06. Provision for Increase in Capitalization. No Member shall be required to contribute any additional capital to the Company unless agreed to by all Members.
SECTION 7: ALLOCATIONS AND DISTRIBUTIONS
     7.01. Determination of Profits and Losses. Except as otherwise specifically provided herein, Profits and Losses shall be determined in accordance with the accounting methods adopted by the Company for federal income tax reporting purposes, and every item of income, gain, loss, deduction or credit entering into the computation of such Profit or Loss shall be considered allocated to each Member in the same proportion as Profits and Losses are allocated to such Member.
     7.02. Allocation of Profits and Losses.
     (a) Profits. For each full or partial Fiscal Year of the Company, all Profits shall be allocated to the Members:
     (i) first, in amounts necessary to equal the amount of losses previously allocated to each Member; and
     (ii) then, in same manner as Cash Flow Distributions are allocated under Section 7.08.
     (b) Losses. For each full or partial Fiscal Year of the Company, all Losses shall be allocated among the Members as follows:
     (i) first, an amount equal to the aggregate positive balances in the Members’ Capital Accounts shall be allocated to each Member in the

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same ratio as the positive balance in each Member’s Capital Account bears to the aggregate of all Member’s respective Capital Account balances (or if the Capital Account of any of the Members is not greater than zero (0), then first to the Members as above, second to the Members pro rata until their Capital Accounts are zero (0); and
     (ii) then, to all Members according to their respective Sharing Ratios.
     7.03. Allocations in Year of Admission. In the event of any changes in Sharing Ratios among Members during a Fiscal Year, then for purposes of this Section 7, the Board shall take into account the requirements of Section 706(d) of the Code and shall have the right to select any method of determining the varying Sharing Ratios during the year which satisfies Section 706(d) of the Code.
     7.04. Allocation of Nonrecourse Deductions and Member Nonrecourse Deductions.
     (a) Outside. Nonrecourse Deductions shall be allocated among the Members in accordance with their Sharing Ratios.
     (b) Member. Member Nonrecourse Deductions shall be allocated to the Member(s) bearing the risk of loss with respect to the corresponding Member Nonrecourse Liability.
     7.05. Tax Allocations. To the extent permitted by Sections 1.704-1(b)(1)(vi) and 1.704-1(b)(2)(iv)(d)(3) of the Regulations, all items of income, gain, loss and deduction for federal and state income tax purposes shall be allocated in accordance with the corresponding “book” items for purposes of calculating Profits and Losses; provided, however, all items of income, gain, loss and deduction with respect to any Property contributed to the capital of the Company shall, solely for federal and state income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its fair market value at the time of contribution using any reasonable method consistent with the purpose of Section 704 of the Code as permitted by Section 1.704-3 of the Regulations; provided, further, in the event the value of any Company asset is revalued as provided in Section 1.704-1(b)(2)(iv)(f) of the Regulations, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its revalued value using any reasonable method consistent with the purposes of Section 704(b) and (c) of the Code as permitted by Section 1.704-3 of the Regulations. Members’ Capital Accounts will be maintained in accordance with the rules as set forth in Section 704 of the Code as

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permitted by Section 1.704-3 of the Regulations. Specifically, Members’ Capital Accounts will be adjusted to reflect the revaluation of Company properly related to:
     (a) a contribution of money or property to the Company by a new or existing Member in exchange for an interest in the Company; or,
     (b) the liquidation of the Company or the distribution of money or property to a Member in exchange for an interest in the Company, whether the Member is retiring or continuing.
     7.06. Allocation Savings Provision. The allocation method set forth in this Section 7 is intended to allocate Profits and Losses to the Members for federal income tax purposes in accordance with their economic interests in the Company while complying with the requirements of Section 704(b) of the Code and the Regulations promulgated thereunder. If, in the reasonable business judgment of the Board, the allocation of Profits or Losses pursuant to the preceding provisions of this Section 7 shall not (i) satisfy the requirements of Section 704(b) of the Code or the Regulations thereunder; (ii) comply with any other provisions of the Code or Regulations; or (iii) properly take into account any expenditure made by the Company or transfer of a Unit, then, notwithstanding anything to the contrary contained in the preceding provisions of this Section 7, Profits and Losses shall be allocated in such manner as the Board determines to be required so as to reflect properly those considerations, and the Board shall have the right to amend this Agreement to reflect any such change in the method of allocating Profits and Losses; provided, however, that any change in the method of allocating Profits or Losses shall not materially alter the economic agreement between the Members without the unanimous written approval of the Members.
     7.07. Distributions for Tax Liabilities. To the extent it may legally do so, the Board shall cause the Company to distribute each quarter to each Member an amount sufficient to pay the federal, state, provincial, and local income tax liability of such Member (or, in the event a Member is an S corporation or a partnership, the tax liability of its shareholders or partners) in respect of any Profits allocated to such Member, determined in accordance with the maximum marginal federal income tax rate applicable to individuals and the maximum marginal state income tax rate applicable to individuals for the state in which any Member is domiciled for state tax purposes which has the highest such maximum marginal rate.
     7.08. Cash Flow Distributions.
     (a) Priorities. Net Cash Flow shall be distributed in the following order and priorities:
     (i) to tax distributions under Section 7.07 above; then

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     (ii) to the Preferred Members based on the Preferred Sharing Ratios until the Preferred Members have received distributions equal to the unpaid portion of the Cumulative Preferred Return which has accrued through the last day of the calendar quarter preceding the Distribution Date; then
     (iii) after payment of the amounts set forth in subsections (i) and (ii) above, to the Preferred Members based on the Preferred Sharing Ratios until the Preferred Members have recovered in full their respective Capital Contributions; and
     (iv) after payment of the amounts set forth in subsections (i), (ii) and (iii) above, to the Common Members in proportion to their respective Common Sharing Ratios provided, however, that any payment that was to be made to Joseph Chalhoub or his successor, as Trustee of the Company’s Key Employee Membership Interest Trust under Trust Agreement dated February 1, 2002 (“KEMIT”) for any portion of the Common Units held by KEMIT for which no Beneficial Interests have been granted by said Trustee shall be reallocated to all other Common Members in proportion to their respective Common Sharing Ratios.
     (b) Timing. Subject to the provisions of Section 7.09 hereof, the Company shall distribute its Net Cash Flow on each Distribution Date.
     7.09. Limitations on Distributions. Notwithstanding any provision to the contrary contained in this Agreement, (a) the Company shall not make a distribution to any Member with respect to such Member’s Interest if the distribution would violate the Act or other applicable law, and (b) the Company shall not make any distribution to the extent prohibited by any financing agreement with any lender to the Company.
SECTION 8: TAXES
     8.01. Elections. The President shall cause to be prepared and filed all necessary federal, state and other tax returns for the Company and may make any tax elections for the Company allowed under the Code or the tax laws of any state or other jurisdiction having authority over the Company.
     8.02. Tax Matters Partner. The President shall be the tax matters partner of the Company and shall cause each other Member to become a Notice partner within the meaning of Section 6223 of the Code. In the event the designation of the President as the tax matters partner is terminated without redesignation of another as such, the tax matters partner will be determined under Section 6231(a)(7) of the Code and the Regulations promulgated thereunder.

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Any Member who is designated as tax matters partner may not take any action contemplated by Sections 6222 through 6232 of the Code without the consent of the Board.
     8.03. Method of Accounting. The records of the Company shall be maintained on the accrual method of accounting for federal income tax purposes.
     8.04. Tax Payments. To the extent the laws of any tax jurisdiction permit or require, each Member requested to do so by the President will agree in writing to make timely payments to such jurisdiction with regard to taxes attributable to the Member’s income, and interest and penalties assessed thereon. The Company may pay to any tax jurisdiction when required on behalf of any Member the amount of tax, penalty and interest determined under the laws of such jurisdiction with respect to Profits or Losses allocated to such Member. The Company may, where permitted by the rules of any tax jurisdiction, file a composite, combined or aggregate tax return reflecting the income of the Company and pay the tax, interest and penalties of some or all of the Members on such income to such jurisdiction. In respect of any payments made by the Company under this Section 8.04, the Company shall inform each Member of the amount of such tax, interest and penalties paid on the Member’s behalf and such payments shall be treated as distributions for all purposes of this Agreement.
SECTION 9: RESTRICTIONS ON TRANSFER OF UNITS
     9.01. Disposition. No Member may Dispose of any Unit or Interest, either voluntarily or involuntarily, by operation of law or otherwise, except as may be approved by unanimous vote of the Board, or by any agreement between or among Members approved by unanimous vote of the Board or as permitted pursuant to this Section 9.
     9.02. Conditions to Disposition. As a condition precedent to any Disposition by a Member, the Member shall obtain the prior written consent of a majority of the non-disposing Members and shall deliver to the Board:
     (a) Evidence satisfactory to the Board that such Disposition, alone or when combined with other transactions, would not result in a termination of the Company within the meaning of Section 708 of the Code or characterization of the Company as a “publicly traded partnership” within the meaning of Section 7704 of the Code;
     (b) An opinion of counsel satisfactory to the Board that such assignment is subject to an effective registration under, or exempt from the registration requirements of, the applicable federal, state and provincial securities laws;

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     (c) Evidence satisfactory to the Board that such Disposition is not in violation of any provision of any other instrument, document or agreement to which the Company is, at the time of the proposed Disposition, a party or is otherwise bound;
     (d) Evidence satisfactory to the Board that such Disposition is not in violation of applicable law, including, but not limited to, any statute, regulation, or ordinance;
     (e) Such other information and agreements that the Board may reasonably require from the transferee, including, but not limited to, any taxpayer identification number; and
     (f) Evidence satisfactory to the Board as to the compliance with the other provisions of this Section 9 relative to the Disposition.
     9.03. Disposition of Units or Interests.
     (a) Offer to Company. Except as otherwise provided in Section 9.04 and 9.05, if any Member shall at any time after the fifth (5th) anniversary of the Effective Date, desire to Dispose of all (but not less than all) of the Member’s Units (the “Selling Member”), the Selling Member shall give written Notice of such intent to the Company and the other Members. The Units of the Selling Member shall thereupon be subject to the option on the part of the Company to purchase the Units at a price determined in accordance with Section 9.03(c) below. The Company must exercise its option hereunder, if at all, by giving Notice of exercise to the Selling Member within seventy-five (75) days of the date the Notice was delivered to the Company and the other Members, and any sale pursuant to this Section 9.03(a) shall be consummated on a date on or before ninety (90) days after the date the Notice was delivered. If the Company elects not to purchase the Units of the Selling Member as provided herein within the seventy-five (75) day period, the Company’s option to purchase the Units shall terminate and be of no further force or effect.
     (b) Offer to Members. Upon the termination of the rights described in Section 9.03(a), the Selling Member’s Units shall become subject to the option on the part of all Members other than the Selling Member to purchase their pro-rata share of the Selling Member’s Units at a price determined in accordance with Section 9.03(c) below. (Any Member who elects to exercise its option shall hereinafter be referred to as an “Electing Member.”) An Electing Member shall purchase a percentage of the Selling Member’s Units equal to a fraction, the numerator of which is the Electing Member’s adjusted Capital Account and the denominator of which is the total of all Electing Members’ adjusted Capital Accounts as of the date of the Notice. A Member must exercise its option hereunder, if at all, by giving Notice of exercise to the Selling

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Member within ten (10) days of the termination of the Company’s option, and any sale pursuant to this Section 9.03(b) shall be consummated on a date on or before fifteen (15) days after the termination of the Company’s option.
     (c) Purchase Price. For purposes of this Section 9.03 and Sections 9.04 and 10.07, the purchase price for each Unit shall be determined as of the date of Notice or Dissociation, or the end of the calendar month in which a Termination of Employment occurs, within sixty (60) days after a Selling Member’s written Notice under Section 9.03, or a date of Dissociation under Section 10.07 (as the case may be), in an amount equal to the net book value per Unit determined by the independent certified public accounting firm then providing services to the Company in accordance with GAAP and with allowance for the Cumulative Preferred Return Unit capital. The determination shall be delivered in writing personally to the Selling Member, Dissociating Member or the Member terminating employment with the Company (as the case may be), the Company and the other Members or by certified mail, return receipt requested, first-class postage prepaid. All fees and costs incurred by the certified public accounting firm in arriving at net book value for this purpose shall be shared equally by the Selling Member and the Company.
     (d) Other Provisions. The provisions of this Section 9.03 shall be subject to and superseded by other provisions of this Section 9, including, in particular, Sections 9.02, 9.04 and 9.08. The provisions of this Section 9.03 shall be subject to the provisions of the BRS Unit Purchase and Sale Agreement and the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supercede such other Unit Purchase and Sale Agreements.
     9.04. Termination of Employment by Management Member.
     (a) Employee Members. Notwithstanding any provision to the contrary contained in this Agreement, but subject to the terms of any employment agreement or other independent agreement between a Member and the Company (the terms of which shall supersede this Section 9.04), in the event of any Termination of Employment of a Management Member, the Company shall purchase and redeem, and the Management Member shall sell and transfer, all of the Units standing in the name of the Management Member as of the end of the calendar month in which Termination of Employment occurs. The per-Unit purchase price for the Units shall be determined in accordance with the terms of the Management Member’s employment agreement

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with the Company or, in the absence of any such price, at the Member’s adjusted Capital Account balance.
     (b) Process. The mandatory redemption of Units owned by a terminating Management Member must be effected by the Company within thirty (30) days after the date upon which the value of such terminating Management Member’s Units is determined by the Company by sending Notice to the Management Member specifying the time and date at which the Units are to be purchased and redeemed by the Company.
     9.05. Tag-Along; Drag-Along.
     (a) Dissenter’s Rights. In the event of an Approved Sale, each Member waives, to the extent permitted by applicable law, all rights to object to or dissent from such Approved Sale and agrees to consent to, and raise no objections against, the Approved Sale. The Company and the Members agree to cooperate fully in any Approved Sale and not to take any action prejudicial to or inconsistent with an Approved Sale.
     (b) Tag Along. The Preferred Members or the delegate of the Board shall provide a written notice (the “Tag-Along Notice”) of the Approved Sale to the other Members. The Tag-Along Notice shall set forth the consideration to be paid in the Approved Sale and the other terms and conditions of the Approved Sale. Not later than twenty (20) days after receipt of the Tag-Along Notice, each of the other Members shall deliver to the Board all documents required to be executed in connection with such Approved Sale or, if applicable, an unconditional agreement in writing to sell all of such other Member’s right, title and interest in all Units pursuant to this Section 9.05 simultaneously with the consummation of the Approved Sale against delivery to other Members of the consideration therefor. In the event a Member receives a Tag-Along Notice pursuant to this Section 9.05, the Member agrees to use best efforts, in good faith and in a timely manner, to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable, under applicable laws and regulations (including, without limitation, to ensure that all appropriate legal and other requirements are met and all consents of third parties are obtained), to consummate the Approved Sale contemplated by this Section 9.05. If a vote is required by applicable law, in the event that the Preferred Members shall reach a binding agreement to effect an Approved Sale, each Member, in addition to any of the requirements of the immediately preceding sentence, shall vote all Units in favor of the Approved Sale.
     (c) Drag Along. Each Member hereby appoints the Secretary as the Member’s true and lawful proxy and attorney, with full power of substitution, to vote

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all Units owned by the Member, to the extent required by law, to effectuate an Approved Sale in the event of any breach by such Member of its obligations under this Section 9.05. The proxies and powers granted by each Member pursuant to this Section 9.05 are coupled with an interest and are given to secure the performance of the Member’s duties under this Section 9.05 and, are irrevocable for so long as this Section 9.05 remains in effect and will survive the death, incompetency or disability of any Member who is an individual and the merger, liquidation or dissolution of any Member that is not a natural person.
     9.06. Co-Sale Rights. If, at any time, Members holding fifty percent (50%) of the outstanding Units (Preferred and Common) desire to sell the Units (“Control Members”), as a block, to any third party, subject to the other provisions of this Section 9, the Control Members may effect the sale, but subject to the further condition that all other Members have the right, subject to Section 9.05 and this Section 9.06, to sell all or any part of their Units to the third party on the same terms and conditions, by giving Notice of such intent to the Control Members within twenty (20) days after receipt from such Control Members of Notice of the proposed sale.
     9.07. Assignee Not a Substitute Member. Any Person in receipt of a Unit or Interest as a result of a Disposition under Section 9 hereof shall have the status of an Assignee unless and until the Person is admitted as a Substitute Member in accordance with the provisions of Section 9.10.
     9.08. Dispositions Not in Compliance with This Section Void. Any attempted Disposition of a Unit or Interest, or any part thereof, not in compliance with this Section 9 is null and void ab initio.
     9.09. Rights of Assignees. The Assignee of an Interest or a Unit has no right to become a Member or Governance Rights.
     9.10. Admission of Substitute Members. An Assignee of an Interest may be admitted as a Substitute Member and substituted to all of the rights of the Member who assigned the Interest, but only with the approval of the Board which may grant or withhold the approval of admission for any reason. If admitted, the Substitute Member has all the rights and powers and is subject to all the restrictions and liabilities of the Member assigning the Interest. Unless and until the Company receives from the Assignee, in writing, an agreement in which the Assignee expressly assumes and agrees to be bound by the terms and conditions of this Agreement and agrees to be responsible for all reasonable costs and expenses incurred by the Company in connection with the Disposition, the admission of such Assignee as a Substitute Member shall not be recognized by the Company. The admission of a Substitute Member, unless otherwise agreed by the Members, shall not release the Member assigning the Interest from any liability to the Company that may exist prior to the approval. The Company shall amend its records at least once each calendar quarter to effect the substitution of Substitute Members, although the Board

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may elect to do so more frequently. In the case of assignments, where the Assignee does not become a Substitute Member, the Company shall recognize the assignment not later than the last day of the calendar month following receipt of Notice of assignment and required documentation. The provisions of this Section 9.10 shall be subject to the provisions of the BRS Unit Purchase and Sale Agreement.
     9.11. Admission of Additional Members. Additional Members may be admitted only upon terms and conditions as shall be approved by the Board.
     9.12. Withdrawal. No Member has the right to withdraw from the Company or to demand a return of a Capital Contribution at any time except upon termination and dissolution of the Company pursuant to Section 10, unless agreed to by the Board.
SECTION 10: DISSOCIATION, DISSOLUTION AND WINDING UP
     10.01. Dissociation. A Person shall cease to be a Member upon the happening of any of the following events:
     (a) Consented Withdrawal. The withdrawal of a Member with the consent of the Board pursuant to Section 9.12 hereof;
     (b) Bankruptcy. A Member becoming a Bankrupt Member; or
     (c) Assignment. A Member assigning that Member’s entire interest in the Company to a Substitute Member pursuant to Section 9.10 hereof.
     10.02. Rights of Dissociating Member. In the event any Member Dissociates prior to the dissolution and winding up of the Company, the dissociated Person (or the Person’s estate or guardian, or liquidator, trustee or receiver, as the case may be) shall thereafter hold the Interest as an Assignee.
     10.03. Dissolution. The Company shall be dissolved and its affairs wound up upon the first to occur of the following events (which shall constitute Dissolution Events):
(a)	Board Resolution. The Directors by majority vote determine to do so;

(b)	Members’ Consent. The unanimous written consent of the Members; or

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(c)	Dissolution. Entry of a decree of judicial dissolution as provided in the Act.
     10.04. Effect of Dissolution. Upon dissolution, the existence of the Company shall continue, but the Board shall wind up all of the Company’s affairs and proceed to liquidate all of the Company’s assets and distribute such assets as provided in Section 10.05 hereof.
     10.05. Distribution of Assets on Dissolution. Upon the winding up of the Company’s affairs, the Company’s assets shall be distributed:
     first, to creditors, including Members who are creditors, to the extent permitted by law, in satisfaction of liabilities of the Company;
     then, to Members in accordance with their Sharing Ratios. Dissolution proceeds shall be paid within sixty (60) days of the end of the Fiscal Year or, if later, within ninety (90) days after the date of dissolution. Such distributions shall be in cash or Property (which need not be distributed proportionately) or partly in both, as determined by the Board with the consent of any Member to whom the Board proposes to make a distribution other than in cash. No distributions shall be made in respect of the Common Units unless and until the accrued and unpaid Cumulative Preferred Return and Adjusted Capital Contributions of the Preferred Members have been repaid in full.
     10.06. Winding Up and Certificate of Dissolution. The winding up of the Company’s affairs shall be completed when all debts, liabilities and obligations of the Company have been paid and discharged or a reasonably adequate provision therefor has been made, and all of the remaining Property and assets of the Company have been distributed to the Members. Upon the completion of the winding up of the Company’s affairs, articles of dissolution in a form satisfactory under the Act shall be delivered to the Secretary of State for filing.
     10.07. Company Option to Acquire Membership Interest of Dissociating Member.
     (a) Option. In the event a Member shall Dissociate for any reason, then, for sixty (60) days after such Dissociation, the Company shall have the option to purchase, and the Dissociated Member shall, upon the Company’s exercise of such option, be obligated to sell to the Company, all of such Member’s Units.
     (b) Price. The purchase price to be paid by the Company for such Units shall be determined in accordance with Section 9.03(c) of this Agreement.

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     (c) Terms. The aggregate purchase price due to any Dissociated Member under this Section 10.07 above shall be paid in the following manner:
     (i) there shall first be credited against such purchase price the amount of any indebtedness due and payable to the Company by such Member;
     (ii) there shall next be credited the amount of any expenses or damages incurred by the Company as a result of such Dissociation;
     (iii) twenty-five percent (25%) of the remainder of such aggregate purchase price shall be paid in cash at the closing of such sale;
     (iv) the balance of the purchase price remaining after the initial payment shall be payable in three (3) equal annual installments, the first installment being payable within twelve (12) months after the initial payment, and each of the remaining installments being payable annually thereafter until the balance of the purchase price is paid in full. The Company shall have the privilege of prepaying all or any part of the purchase price at any time with interest to the date of prepayment; and
     (v) the balance of such purchase price shall bear interest at the rate of one percent (1%) per annum below the prime rate of interest published in The Wall Street Journal from time to time, as adjusted on the same day as any change in such prime rate, together with reasonable attorneys’ fees and costs of collection, and without relief from valuation and appraisement laws. Accrued interest shall be payable with each annual installment of the purchase price.
     (d) Closing. The date of closing with respect to the sale of such Units pursuant to this Section 10.07 shall be determined by the Board and shall take place within thirty (30) days after the Company’s exercise of its option to purchase the Units.
     (e) The provisions of this Section 10.07 shall be subject to the provisions of the BRS Unit Purchase and Sale Agreement.
SECTION 11: PROPERTY, DEPOSITORIES, RECORDS AND REPORTS
     11.01. Property. All Company Property shall be held in the name of the Company.

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     11.02. Depositories. Funds of the Company not otherwise employed shall be deposited in such banks or other depositories as the Board may approve. The funds of the Company shall not be commingled with the funds of any other Person.
     11.03. Member Access to Company Records. The Company shall maintain the following records at the Principal Office and every Member shall at all times have access to such records and may inspect and copy any of them:
     (a) Articles. A copy of the Articles and all amendments thereto, together with executed copies of any powers of attorney pursuant to which the Articles and all amendments thereto have been executed;
     (b) Tax Returns. Copies of the Company’s federal, foreign, state, provincial and local income tax returns and reports, if any, for all years;
     (c) Operating Agreement. Copies of this Agreement including all amendments thereto;
     (d) Financials. Any financial statements of the Company;
     (e) Membership List. The Membership List required pursuant to Section 3.02 and the record of ownership required pursuant to Section 6.01;
     (f) Accounts. A writing or other data compilation from which information can be obtained through retrieval devices into reasonably usable form setting forth the following:
     (i) the amount of cash and description and statement of the agreed value of the other Property or services contributed by each Member and which each Member has agreed to contribute;
     (ii) the times at which or events on the happening of which any additional Capital Contributions agreed to be made by each Member are to be made;
     (iii) any right of a Member to receive, or of the Company to make, distributions to a Member which include a return of all or any part of the Member’s Capital Contribution; and
     (iv) any events upon the happening of which the Company is to be dissolved and its affairs wound up.

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     11.04. Reports to Members.
     (a) Audit Report. The Board shall cause to be sent to each Member within one hundred twenty (120) days following the end of each Fiscal Year a balance sheet and statements of income, changes in Members’ equity and cash flows audited by an independent CPA firm.
     (b) Quarterly Reports. The Board shall cause to be sent to each Member financial statements prepared by the Company within forty-five (45) days following the end of each quarter.
     (c) Amendments. The Board shall cause to be sent a copy of any written amendment to this Agreement approved pursuant to Section 13.01 hereof to each Member not voting in favor of such amendment and to each Assignee not admitted as a Member.
     (d) Public Disclosure. The Board shall provide to any Member, Affiliate of a Member or regulatory authority having jurisdiction over a Member or Affiliate of a Member, any information required to be disclosed to or filed with such regulatory authority by a Member or Affiliate of a Member.
     (e) Tax Information. The Board shall provide all Members with any information returns or other documents or information required by the Code or the laws of any tax authority.
SECTION 12: INDEMNIFICATION AND CONFLICTS
     12.01. Civil Proceedings. The Company shall indemnify a Person made a party to a proceeding because the Person is or was a Director or Manager of the Company against liability incurred in any civil proceeding, including but not limited to liabilities arising under environmental and public health laws, if the Person conducted duties in good faith and, in the case of conduct in an official capacity with the Company, the Person reasonably believed that the conduct was in the best interest of the Company, or in all other cases, the Person reasonably believed that the conduct was at least not opposed to the best interest of the Company.
     12.02. Criminal Proceedings. The Company shall, to the extent it may legally do so, indemnify any Person made a party to a criminal proceeding because the Person is or was a Director or Manager of the Company against any liability incurred in any criminal proceeding if the Person had no reasonable cause to believe the conduct was unlawful.

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     12.03. Employee Benefit Plan. The Company shall indemnify any Person made a party to any proceeding because the Person is or was a Director or Manager of the Company against any liability incurred in any proceeding relating to any employee benefit plan maintained by the Company if the Person’s conduct with respect to such employee benefit plan was for a purpose the Person reasonably believed to be in the interests of the participants and the beneficiaries of the plan and the conduct was not opposed to the best interests of the Company.
     12.04. Limitations. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the Director or Manager did not meet the standard of conduct required in this Section 12. However, the Company will not indemnify a Director or Manager if in connection with a proceeding by or in the right of the Company in which the Director was adjudged liable to the Company, or in connection with any other proceeding charging improper personal benefit to the Director or Manager, whether or not involving action in an official capacity, in which the Director or Manager was adjudged liable on the basis that personal benefit was improperly received by the Director or Manager.
     12.05. Expenses. The Company will indemnify a Director or Manager who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which the Director or Manager was a party because of serving as a Director or Manager of the Company against reasonable expenses incurred in connection with the proceeding. The Company shall pay for or reimburse the reasonable expenses incurred by a Director or Manager who is a party to a proceeding in advance of final disposition of the proceeding if the Director or Manager furnishes the Company a written affirmation of a good faith belief that the Director or Manager has met the standard of conduct required in this Section 12, furnishes the Company a written undertaking, executed personally or on the Director’s or Manager’s behalf, secured or unsecured, to repay the advance if it is ultimately determined that the Director or Manager did not meet the required standard of conduct, and a determination is made that the facts then known to those making the determination would not preclude indemnification of such Director or Manager. The Board shall determine whether or not indemnification of a Director or Manager is permissible under the circumstances because the Director or Manager has met the required standard of conduct. Alternatively, the Board may appoint an independent special legal counsel to determine whether or not indemnification of a Director or Manager is permissible under the circumstances because the Director or Manager has met the required standard of conduct.
     12.06. Insurance. The Company may purchase and maintain insurance on behalf of an individual who is or was a Director, Manager, employee, or agent of the Company, or who, while a Director, Manager, employee, or agent of the Company, is or was serving at the request of the Company as a governor, manager, director, officer, partner, member, trustee, employee, or agent of another foreign or domestic limited liability company, corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by the individual in that capacity or arising from the individual’s

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status as a governor, manager, director, officer, partner, member, trustee, employee, or agent, whether or not the Company would have power to indemnify the individual against the same liability under applicable state law. Promptly following the date of the BRS Purchase Agreement, the Company shall obtain and maintain director and officer liability insurance in an amount and on terms customary and reasonably necessary for businesses of the type conducted from time to time by the Company.
     12.07. Interpretation. This Section 12 shall be interpreted to allow indemnification of Directors and Managers to the fullest extent allowable under the Act as amended from time to time.
     12.08. Conflicts of Interest.
     (a) General Rule. Any Member, Manager or Director shall not enter into transactions that may be considered to be competitive with, or a business opportunity that may be beneficial to, the Company, unless approved by the Board after full disclosure. Members shall account to the Company and hold as trustee for it any Property, profit, or benefit derived by the Member, without the consent of the Board, in the conduct and winding up of the Company business or from a use or appropriation by the Member of Company Property, including information developed exclusively for the Company and opportunities expressly offered to the Company. However, the provisions of this paragraph (a) shall not apply to any business or business opportunity engaged in by any Member, Manager or Director other than a business providing “parts cleaning services” in the United States or Canada with annual parts cleaning revenues from such services equal to or greater than $1.0 million. For purposes hereof, “parts cleaning services” means the sale of services to customers that includes the sale/delivery of new solvent used in sink-on-drum or vat-type parts cleaning equipment, combined with the removal of used solvent. The term “solvent” encompasses petroleum hydrocarbons and aqueous cleaning solutions. Such services may or may not include the sale/provision/loan/lease of parts cleaning equipment and assistance with customer analysis and characterization, customer compliance and paperwork; but where included, fees for these additional related services are included in the definition of parts cleaning revenue.
     (b) Other Interests. No Member, Manager or Director violates a duty or obligation to the Company merely because the conduct furthers personal interest. Any Member, Manager or Director may lend money to and transact other business with the Company. The rights and obligations of a Member, Manager or Director who lends money to or transacts business with the Company are the same as those of a Person who is not a Member, Manager or Director, subject to other applicable law. No transaction with the Company shall be voidable solely because a Member, Manager or Director has a direct or indirect interest in the transaction if either the

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transaction is fair to the Company or the disinterested Members, Managers or Directors, knowing the material facts of the transaction and the Member’s, Manager’s or Director’s interest therein, authorize, approve, or ratify the transaction.
     (c) Other Agreements. This Section 12.08 shall not be deemed to limit, supersede or negate any covenant not to compete, nonsolicitation, noncircumvention or similar provision contained in any separate agreement between any Member, Director or Manager and the Company. Notwithstanding any other provision of this Agreement (including without limitation Section 12.08(b) hereof), the Company shall not enter into any transaction with any Member or such Member’s Affiliates, Related Parties and Relatives except commercial transactions in the ordinary course of the business on an arms’ length market basis, including as to terms and pricing.
SECTION 13: PROVISIONS OF GENERAL APPLICATION
     13.01. Amendment or Modification of this Agreement. This Agreement may be amended or modified only with the unanimous approval of the Board.
     13.02. Power of Attorney.
     (a) Grant. Each Member hereby makes, constitutes and appoints each Secretary of the Company, with full power of substitution and resubstitution, as true and lawful attorney-in-fact for the Member and in the name, place, and stead and for use and benefit to the Member, to sign, execute, certify, acknowledge, swear to, file, and record (i) the Articles, this Agreement and all agreements, certificates, instruments, and other documents amending or changing this Agreement or the Articles (but only to the extent such amendments or changes shall not materially alter the economic or other agreements between the Members), as now or hereafter amended, which the Secretary may reasonably deem necessary, desirable, or appropriate, including, without limitation, amendments or changes to reflect: (A) the correction of any ambiguity, the correction or supplementation of any provision that may be inconsistent with any other provision or with any federal or state law or the addition of any other provision with respect to matters or questions arising under this Agreement that will not be inconsistent with the provisions of this Agreement; (B) the exercise by any Manager of any power granted to him under this Agreement; (C) any amendments adopted by the Members in accordance with the terms of this Agreement; (D) the admission of any Substitute Member; and (E) the disposition by any Member of any of his Units; and (ii) any certificates, instruments, and documents as may be required by, or may be appropriate under, the laws of the State or any other state or jurisdiction in which the Company is doing or intends to do business. Each Member

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authorizes each such attorney-in-fact to take any further action which such attorney-in-fact shall consider necessary or advisable in connection with any of the foregoing, hereby giving each such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in connection with the foregoing as fully as such Member might or could do personally, and hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue thereof or hereof. This Section 13.02 shall not be considered to extend any other general agency powers to the Secretary.
     (b) Irrevocable. This grant of authority is hereby declared to be irrevocable and a power coupled with an interest and shall not be affected by the death or disability of any Member or the assignment by any Member of any of his Units or Interests; provided that in the event of such assignment, the foregoing power of attorney of an assignor Member shall survive such assignment only until such time as the Assignee is admitted to the Company as a Substitute Member and all required documents and instruments have been duly executed, filed and recorded to effect such substitutions.
     (c) Priority. In the event of any irreconcilable conflict or inconsistency between the provisions of this Agreement and any document executed, signed or acknowledged by the Secretary or filed for recording or published pursuant to the power of attorney granted in this Section, this Agreement shall govern.
     13.03. No Partnership Intended for Non-Tax Purposes. The Members have formed the Company under the Act, and expressly do not intend hereby to form a partnership under either the Uniform Partnership Act as in effect in the State nor the Revised Uniform Limited Partnership Act as in effect in the State. The Members do not intend to be partners one to another, or partners as to any third party. To the extent any Member, by word or action, represents to another Person that any other Member is a partner or that the Company is a partnership, the Member making such wrongful representation shall be liable to any other Member who incurs personal liability by reason of such wrongful representation. No Member shall be deemed to be an agent of the Company or another Member except as expressly provided in this Agreement or separate instrument.
     13.04. No Third Party Beneficiaries. This Agreement is entered into among the Members for the exclusive benefit of the Company, its Members, and their successors and assignees. This Agreement is expressly not intended for the benefit of any creditor of the Company or any other Person. Except and only to the extent provided by applicable statute, no such creditor or third party shall have any rights under this Agreement or any agreement between the Company and any Member with respect to any Capital Contribution or otherwise.

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     13.05. Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of any provision of this Agreement.
     13.06. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the legality or validity of the remainder of this Agreement.
     13.07. Number and Gender. All provisions and references to gender shall be deemed to refer to masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require.
     13.08. Binding Effect. Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective heirs, legatees, legal representatives, successors and assigns.
     13.09. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all such parties executed the same document. All such counterparts shall constitute one (1) agreement.
     13.10. Indiana Law Controlling. The laws of the State of Indiana, including the Act, shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto.
     13.11. Arbitration. Disagreements shall be resolved by binding arbitration in Indianapolis, Indiana, according to the “Arbitration” provisions of the Alternative Dispute Resolution Rules adopted by the Supreme Court of the State of Indiana and effective in civil actions in Indiana beginning January 1, 1993.
     13.12. Other Agreements. This Operating Agreement is intended to serve as the operative agreement relative to the Company insofar as the subject matter of this Operating Agreement. Certain Members of the Company have entered into separate and independent agreements concerning their relationships inter se or separate and independent agreements covering certain aspect of their relationships with the Company in regard to employment, redemptions of interests in the Company or other matters. Those other agreements are to be construed in a manner consistent with this Operating Agreement. In the event another agreement between the Company and a Member is inconsistent with this Operating Agreement in light of reasonable interpretation of both agreements, then the other agreement shall control.

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

HERITAGE-CRYSTAL CLEAN, LLC

			By:	/s/ Joseph Chalhoub

Joseph Chalhoub, President and
Chief Executive Officer

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Joseph Chalhoub, President and Chief Executive Officer of Heritage-Crystal Clean, LLC, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of October, 2004.

/s/ Marian E. Miller

Notary Public – Signature

Marian E. Miller

Notary Public – Printed

My Commission Expires:
11-2-2005

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

THE HERITAGE GROUP

			By:	/s/ John P. Vercruysee

John Vercruysse

STATE OF	Indiana	)

) ss.
COUNTY OF	Marion	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that John Vercruysse of The Heritage Group, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 29th day of November, 2004.

/s/ Marcia E. Norris

Notary Public – Signature

Marcia E. Norris

Notary Public – Printed

My Commission Expires:

12-7-2008

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

J. CHALHOUB HOLDINGS, LTD.

			By:	/s/ Joseph Chalhoub

Joseph Chalhoub, President

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Joseph Chalhoub, President of J. Chalhoub Holdings, Ltd., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of October, 2004.

/s/ Marian E. Miller

Notary Public – Signature

Marian E. Miller

Notary Public – Printed

My Commission Expires:
11-2-2005

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

/s/ Frank Fehsenfeld

Frank Fehsenfeld

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Frank Fehsenfeld, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of October, 2004.

/s/ Marian E. Miller

Notary Public – Signature

Marian E. Miller

Notary Public – Printed

My Commission Expires:
11-2-2005

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

/s/ Mike DeAngelis

Mike DeAngelis

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Mike Deangelis, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of October, 2004.

/s/ Marian E. Miller

Notary Public – Signature

Marian E. Miller

Notary Public – Printed

My Commission Expires:

11-2-2005

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

GREGORY PAUL RAY TRUST U/T/A DTD. March 7, 2000

			By:	/s/ Gregory Paul Ray

Gregory Paul Ray, Trustee

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Gregory Paul Ray, Trustee, of Gregory Paul Ray Trust u/t/a dated March 7, 2000, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of October, 2004.

/s/ Marian E. Miller

Notary Public – Signature

Marian E. Miller

Notary Public – Printed

My Commission Expires:

11-2-2005

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

/s/ John Lucks

John Lucks

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that John Lucks, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of October, 2004.

/s/ Marian E. Miller

Notary Public – Signature

Marian E. Miller

Notary Public – Printed

My Commission Expires:

11-2-2005

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

/s/ Fred M. Fehsenfeld, Jr.

Fred M. Fehsenfeld, Jr.

STATE OF	Indiana	)

) ss.
COUNTY OF	Marion	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Fred M. Fehsenfeld, Jr., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 27th day of November, 2004.

/s/ Marcia E. Norris

Notary Public – Signature

Marcia E. Norris

Notary Public – Printed

My Commission Expires:

12-7-2008

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

MAGGIE FEHSENFELD TRUST NO. 103

			By:	/s/ James C. Fehsenfeld

James C. Fehsenfeld, Trustee

STATE OF	Indiana	)

) ss.
COUNTY OF	Marion	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that James C. Fehsenfeld, Trustee, of Maggie Fehsenfeld Trust No. 103, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 29th day of November, 2004.

/s/ Marcia E. Norris

Notary Public – Signature

Marcia E. Norris

Notary Public – Printed

My Commission Expires:
12-7-2008

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

IRREVOCABLE TRUST FOR THE BENEFIT OF FRANK STOCKDALE FEHSENFELD AND HIS ISSUE

			By:	/s/ James C. Fehsenfeld

James C. Fehsenfeld, Trustee

STATE OF	Indiana	)

) ss.
COUNTY OF	Marion	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that James C. Fehsenfeld, Trustee, of Irrevocable Trust for the Benefit of Frank Stockdale Fehsenfeld and His Issue, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 29th day of November, 2004.

/s/ Marcia E. Norris

Notary Public – Signature

Marcia E. Norris

Notary Public – Printed

My Commission Expires:
12-7-2008

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

/s/ Glenn Jones

Glenn Jones

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Glenn Jones, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of October, 2004.

/s/ Marian E. Miller

Notary Public – Signature

Marian E. Miller

Notary Public – Printed

My Commission Expires:
11-2-2005

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the parties hereto have executed this Restated Operating Agreement dated October 26, 2004.

THE HERITAGE-CRYSTAL CLEAN KEY EMPLOYEE MEMBERSHIP INTEREST TRUST

			By:	/s/ Joseph Chalhoub

Joseph Chalhoub, Trustee

By: THE HERITAGE GROUP, PURSUANT TO AN IRREVOCABLE APPOINTMENT OF A PROXY DATED FEBRUARY 24, 2004

			By:	/s/ John P. Vercruysse

John Vercruysse

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that John Vercruysse, on behalf of The Heritage Group, pursuant to an Irrevocable Appointment of Proxy dated February 24, 2004, granted by Joseph Chalhoub, as Trustee, of The Heritage-Crystal Clean Key Employee Membership Interest Trust, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument,

August 10, 1999
Restated October 26, 2004
appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of October, 2004.

/s/ Marian E. Miller

Notary Public – Signature

Marian E. Miller

Notary Public – Printed

My Commission Expires:
11-2-2005

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

/s/ Donald Brinckman

Donald Brinckman

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Donald Brinckman, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of October, 2004.

/s/ Marian E. Miller

Notary Public – Signature

Marian E. Miller

Notary Public – Printed

My Commission Expires:
11-2-2005

August 10, 1999
Restated October 26, 2004
     The Company and all of its Members, effective as of October 26, 2004, hereby accept this Restatement of the Operating Agreement of the Company originally dated August 10, 1999 as amended by Amendment No. 1 dated September 7, 1999, Amendment No. 2 dated November 15, 1999, Amendment No. 3 dated March 1, 2000, Amendment No. 4 dated March 7, 2000, Amendment No. 5 dated December 27, 2000, Amendment No. 6 dated January 1, 2001, Amendment No. 7 dated October 8, 2001, Amendment No. 8 dated January 18, 2002, Amendment No. 9 dated February 1, 2002, Amendment No. 10 dated March 22, 2002, Amendment No. 11 dated April 22, 2002, Amendment No. 12 dated August 30, 2002, Amendment No. 13 dated February 22, 2003, Amendment No. 14 dated March 19, 2003, Amendment No. 15 dated December 31, 2003, Amendment No. 16 dated February 24, 2004, and Amendment No. 17 dated April 27, 2004. This Restatement in no way affects the terms of said Amendment Nos. 1-17 and furthermore in the event of any conflict between the provisions of this Restatement of the Operating Agreement and the provisions of the BRS Purchase Agreement or the BRS Unit Purchase and Sale Agreement as defined in Amendment No. 16 to the Operating Agreement or the provisions of any other Unit Purchase and Sale Agreements entered into by the Company with other Members prior to the date of the BRS Unit Purchase and Sale Agreement, the provisions of the BRS Purchase Agreement, and the BRS Unit Purchase and Sale Agreement, or such other Unit Purchase and Sale Agreements shall control and this Restatement shall be subject to the provisions of the BRS Purchase Agreement and the BRS Unit Purchase and Sale Agreement, and such other Unit Purchase and Sale Agreements; however, in the event of any conflict between the terms of the BRS Unit Purchase and Sale Agreement and such other Unit Purchase and Sale Agreements, the BRS Unit Purchase and Sale Agreement shall control and supersede such other Unit Purchase and Sale Agreements.
     IN WITNESS WHEREOF, the party hereto has executed this Restated Operating Agreement dated October 26, 2004.

BRS-HCC INVESTMENT CO., INC.

			By:	/s/ Bruce C. Bruckmann

Bruce C. Bruckmann, President

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Bruce C. Bruckmann, President, of BRS-HCC Investment Co., Inc., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of October, 2004.

/s/ Marian E. Miller

Notary Public – Signature

Marian E. Miller

Notary Public – Printed

My Commission Expires:
11-2-2005

August 10, 1999
Restated October 26, 2004
Heritage-Crystal Clean, L.L.C.
OPERATING AGREEMENT
SCHEDULE I
Effective February 24, 2004
List of Members, Capital Contributions, Units and Sharing Ratios

			Preferred
Preferred Members	Capital Contributions	Units Of Class	Sharing Ratio (%)
The Heritage Group	$5,956,895.00	5,132.50	42.1630%
J. Chalhoub Holdings, Ltd. 1/5/7	$2,526,554.59	2,175.00	17.8674%
Gregory Paul Ray Trust 3/5	$232,323.41	200.00	1.6430%
Fred M. Fehsenfeld, Jr. [4]	$1,926,703.00	1,660.00	13.6367%
Maggie Fehsenfeld Trust [4]	$120,419.00	103.75	0.8523%
Frank S. Fehsenfeld Trust [4]	$120,419.00	103.75	0.8523%
Donald Brinckman	$1,365,216.00	1,175.00	9.6525%
BRS-HCC Investment Co., Inc.	$1,884,303.00	1,623.00	13.3328%

	$14,132,833.00	12,173.00	100.0000%

			Common
Common Members	Capital Contributions	Units Of Class	Sharing Ratio (%)
The Heritage Group	$44,909.00	4,490.94	37.1342%
J. Chalhoub Holdings, Ltd. 1/5/7	$19,031.00	1,903.10	15.7362%
Frank Fehsenfeld	$2,500.00	250.00	2.0672%
Mike DeAngelis 2A	$1,500.00	150.00	1.2403%
Gregory Paul Ray Trust – A 2B	$2,500.00	250.00	2.0672%
Gregory Paul Ray Trust – B 3/5	$1,750.00	175.00	1.4470%
John Lucks 2A	$2,500.00	250.00	2.0672%
Fred M. Fehsenfeld, Jr. [4]	$14,525.00	1,452.50	12.0103%
Maggie Fehsenfeld Trust [4]	$908.00	90.78	0.7506%
Frank S. Fehsenfeld Trust [4]	$908.00	90.78	0.7506%
Glenn Jones 2A	$500.00	50.00	0.4134%
Heritage-Crystal Clean Key Employee Membership Interest Trust [6]	$3,000.00	300.00	2.4806%
Donald Brinckman [8]	$10,282.00	1,028.20	8.5019%
BRS-HCC Investment Co., Inc.	$16,125.00	1,612.50	13.3333%

	$120,938.00	12,093.80	100.0000%

[1]	Assignee of the subscription rights of Joseph Chalhoub pursuant to an Assignment and Subrogation Agreement executed prior to the issuance of Units

2A	Units acquired from the Company by subscription in connection with employment relationship

2B	Units acquired from Gregory Ray by assignment, following acquisition from the Company by subscription in connection with employment relationship

[3]	Units acquired from Gregory Ray by assignment, following acquisition from 3571645 Canada Inc. by assignment

[4]	Units acquired from The Heritage Group by assignment

August 10, 1999
Restated October 26, 2004

[5]	Including Units acquired from The Heritage Group by exercise of option

[6]	Beneficial interest holders on file at Company’s office

[7]	f/k/a/ 3571645 Canada, Inc.

[8]	Including Units acquired from J. Chalhoub Holdings, Ltd. by Assignment

August 10, 1999
Restated October 26, 2004
AMENDMENT NO. 5 TO RESTATED OPERATING AGREEMENT
          This Amendment No. 5 to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006 (collectively, “Operating Agreement”), of HERITAGE-CRYSTAL CLEAN, L.L.C., a limited liability company organized pursuant to the Indiana Business Flexibility Act, I.C. §23-18-1, et seq. (“Company”) is effective as of the 14th day of February, 2007 (“Amendment No. 5 Effective Date”) for the purpose of reflecting an increase in the authorized capital of the Company with an increase in Common Units and a purchase by Joseph Chalhoub as Trustee of The Heritage-Crystal Clean Key Employee Membership Interest Trust dated February 1, 2002, as amended (“Key Employee Trust”) of additional Common Units.
RECITALS:
          In accordance with §13.01, the Operating Agreement may be amended with unanimous approval of the Board of Directors. Prior to the Amendment No. 5 Effective Date, the Board of Directors, acting by unanimous written consent, agreed to this Amendment No. 5.
          Accordingly, the Operating Agreement of the Company shall be amended as follows:
1.	Amendment of Section 6.01. The first sentence of Section 6.01 is amended in its entirety to read as follows:
“The Company has authorized capital of Twelve Thousand One Hundred Seventy-Three (12,173) Preferred Units and Twelve Thousand Two Hundred Forty-Three and eight tenths (12,243.80) Common Units, which amounts are subject to increase as provided for in Section 6.06 below.”
2.	Amendment of Schedule I. Schedule I of the Operating Agreement is amended in the form attached hereto to reflect the issuance of one hundred fifty (150) additional Common Units to the Company’s Key Employee Trust (“Trust”), resulting in an aggregate total of four hundred fifty (450) Common Units held by the Trust, and as a result thereof, to reflect the resulting effect on the Sharing Ratios.
3.	Definitions. Any capitalized term not otherwise defined in this Amendment No. 5 to the Operating Agreement shall have the meaning described in the Operating Agreement.
          In all other respects not inconsistent herewith, the Operating Agreement as previously amended remains in full force and effect.

HERITAGE-CRYSTAL CLEAN, LLC

By:	/s/ Joseph Chalhoub
Joseph Chalhoub, President

August 10, 1999
Restated October 26, 2004
Heritage-Crystal Clean, L.L.C.
OPERATING AGREEMENT
SCHEDULE I
Effective February 14, 2007
List of Members, Capital Contributions, Units and Sharing Ratios

			Preferred
Preferred Members	Capital Contributions	Units Of Class	Sharing Ratio (%)
The Heritage Group	$5,814,399.00	4,925.00	40.4584%
J. Chalhoub Holdings, Ltd. 1/5/7	$2,526,554.59	2,175.00	17.8674%
Gregory Paul Ray Trust 3/5	$232,323.41	200.00	1.6430%
Fred M. Fehsenfeld, Jr. [4]	$1,926,703.00	1,660.00	13.6367%
Maggie Fehsenfeld Trust [4]	$120,419.00	103.75	0.8523%
Frank S. Fehsenfeld Trust [4]	$120,419.00	103.75	0.8523%
D. Brinckman Trust 8/10	$1,365,216.00	1,175.00	9.6525%
Ken Price[11]	$142,496.00	207.50	1.7046%
BRS-HCC Investment Co., Inc.	$1,884,303.00	1,623.00	13.3328%

	$14,132,833.00	12,173.00	100.0000%

			Common
Common Units	Capital Contributions	Units Of Class	Sharing Ratio (%)
The Heritage Group	$43,093.40	4,309.38	35.1964%
J. Chalhoub Holdings, Ltd. 1/5/7	$19,031.00	1,903.10	15.5434%
Frank Fehsenfeld	$2,500.00	250.00	2.0419%
Mike DeAngelis 2A	$1,500.00	150.00	1.2251%
Gregory Paul Ray Trust – A 2B	$2,500.00	250.00	2.0419%
Gregory Paul Ray Trust – B 3/5	$1,750.00	175.00	1.4293%
John Lucks 2A	$1,500.00	150.00	1.2251%
Fred M. Fehsenfeld, Jr. [4]	$14,525.00	1,452.50	11.8631%
Maggie Fehsenfeld Trust [4]	$908.00	90.78	0.7414%
Frank S. Fehsenfeld Trust [4]	$908.00	90.78	0.7414%
Glenn Jones 2A	$500.00	50.00	0.4084%
Heritage-Crystal Clean Key Employee Membership Interest Trust [6]	$4,500.00	450.00	3.6753%
D. Brinckman Trust 8/ 9/10	$11,282.00	1,128.20	9.2145%
Ken Price[10]	$1,815.60	181.56	1.4829%
BRS-HCC Investment Co., Inc.	$16,125.00	1,612.50	13.1699%

	$122,438.00	12,243.80	100.0000%

[1]	Assignee of the subscription rights of Joseph Chalhoub pursuant to an Assignment and Subrogation Agreement executed prior to the issuance of Units

2A	Units acquired from the Company by subscription in connection with employment relationship

2B	Units acquired from Gregory Ray by assignment, following acquisition from the Company by subscription in connection with employment relationship

[3]	Units acquired from Gregory Ray by assignment, following acquisition from 3571645 Canada Inc. by assignment

[4]	Units acquired from The Heritage Group by assignment

[5]	Including Units acquired from The Heritage Group by exercise of option

[6]	Beneficial interest holders on file at Company’s office

[7]	f/k/a/ 3571645 Canada, Inc.

[8]	Including Units acquired from J. Chalhoub Holdings, Ltd. by assignment

[9]	Including Units acquired from Lucks by assignment

August 10, 1999
Restated October 26, 2004

[10]	Units acquired from Donald Brinckman by assignment

[11]	Units acquired from The Heritage Group by Assignment
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

THE HERITAGE GROUP

			By:	/s/ John P. Vercruysse

John Vercruysse

STATE OF	Indiana	)

) ss.
COUNTY OF	Marion	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that John Vercruysse of The Heritage Group, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 30th day of April, 2007.

/s/ Marcia E. Norris

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

J. CHALHOUB HOLDINGS, LTD.

			By:	/s/ Joseph Chalhoub

Joseph Chalhoub, President

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Joseph Chalhoub, President of J. Chalhoub Holdings, Ltd., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of March, 2007.

/s/ Maureen L. Grisolia

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

/s/ Frank S. Fehsenfeld

Frank Fehsenfeld

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Frank Fehsenfeld, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 18th day of April, 2007.

/s/ Maureen L. Grisolia

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

/s/ Mike DeAngelis

Mike DeAngelis

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Mike DeAngelis, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of March, 2007.

/s/ Maureen L. Grisolia

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

GREGORY PAUL RAY TRUST U/T/A DTD. March 7, 2000

			By:	/s/ Gregory Paul Ray

Gregory Paul Ray, Trustee

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Gregory Paul Ray, Trustee, of Gregory Paul Ray Trust u/t/a dated March 7, 2000, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of March, 2007.

/s/ Maureen L. Grisolia

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

/s/ John Lucks

John Lucks

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that John Lucks, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of March, 2007.

/s/ Maureen L. Grisolia

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

/s/ Fred M. Fehsenfeld, Jr.

Fred M. Fehsenfeld, Jr.

STATE OF	Indiana	)

) ss.
COUNTY OF	Marion	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Fred M. Fehsenfeld, Jr., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 30th day of April, 2007.

/s/ Marcia E. Norris

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

MAGGIE FEHSENFELD TRUST NO. 103

			By:	/s/ James C. Fehsenfeld

James C. Fehsenfeld, Trustee

STATE OF	Illinois	)

) ss.
COUNTY OF	Marion	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that James C. Fehsenfeld, Trustee, of Maggie Fehsenfeld Trust No. 103, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 30th day of April, 2007.

/s/ Marcia E. Norris

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

IRREVOCABLE TRUST FOR THE BENEFIT OF FRANK STOCKDALE FEHSENFELD AND HIS ISSUE

			By:	/s/ James C. Fehsenfeld

James C. Fehsenfeld, Trustee

STATE OF	Indiana	)

) ss.
COUNTY OF	Marion	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that James C. Fehsenfeld, Trustee, of Irrevocable Trust for the Benefit of Frank Stockdale Fehsenfeld and His Issue, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 30th day of April, 2007.

/s/ Marcia E. Norris

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

/s/ Glenn Jones

Glenn Jones

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Glenn Jones, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 26th day of March, 2007.

/s/ Maureen L. Grisolia

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

THE HERITAGE-CRYSTAL CLEAN KEY EMPLOYEE MEMBERSHIP INTEREST TRUST

			By:	/s/ Joseph Chalhoub

Joseph Chalhoub, Trustee

By: THE HERITAGE GROUP, PURSUANT TO AN IRREVOCABLE APPOINTMENT OF A PROXY DATED FEBRUARY 24, 2004

			By:	/s/ John P. Vercruysse

John Vercruysse

STATE OF	Indiana	)

) ss.
COUNTY OF	Marion	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that John Vercruysse, on behalf of The Heritage Group, pursuant to an Irrevocable Appointment of Proxy dated February 24, 2004, granted by Joseph Chalhoub, as Trustee, of The Heritage-Crystal Clean Key Employee Membership Interest Trust, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 30th day of April, 2007.

/s/ Marcia E. Norris

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

/s/ Donald Brinckman

Donald Brinckman, as Trustee under the Donald W. Brinckman Trust Agreement u/t/a dated October 11, 1999, as amended

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Donald Brinckman, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument in the above identified capacities, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 5th day of April, 2007.

/s/ Marian E. Miller

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

			By:	/s/ Ken Price

Ken Price

STATE OF	Indiana	)

) ss.
COUNTY OF	Marion	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Mike DeAngelis, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 30th day of April, 2007.

/s/ Marcia E. Norris

Notary Public – Signature

August 10, 1999
Restated October 26, 2004
     Effective as of February 14, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, and February 28, 2006, and as amended by Amendment No. 5 hereof.

BRS-HCC INVESTMENT CO., INC.

			By:	/s/ Bruce C. Bruckmann

Bruce C. Bruckmann, President

STATE OF	Illinois	)

) ss.
COUNTY OF	Kane	)

     I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Bruce C. Bruckmann, President, of BRS-HCC Investment Co., Inc., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his authorized and own free and voluntary act for the uses and purposes therein set forth.
     GIVEN under my hand and official seal this 2nd day of May, 2007.

/s/ Maureen L. Grisolia

Notary Public – Signature